As filed with the Securities and Exchange Commission on March 14, 2003

                                          Securities Act File No. 333-________
                                      Investment Company Act File No. 811-21318

==============================================================================
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                         -----------------------------
                                   FORM N-2
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933   /X/
                          Pre-Effective Amendment No.                 /_/
                         Post-Effective Amendment No.                 /_/
                                    and/or
                       REGISTRATION STATEMENT UNDER THE
                        INVESTMENT COMPANY ACT OF 1940                /X/
                                 Amendment No.                        /_/
                         ----------------------------
                      Corporate High Yield Fund VI, Inc.
              (Exact Name of Registrant as Specified In Charter)
                         ----------------------------
             800 Scudders Mill Road, Plainsboro, New Jersey 08536
                   (Address of Principal Executive Offices)

     (Registrant's Telephone Number, including Area Code): (609) 282-2800
                         -----------------------------
                                Terry K. Glenn
                      Corporate High Yield Fund VI, Inc.
             800 Scudders Mill Road, Plainsboro, New Jersey 08536
       Mailing Address: P.O. Box 9011, Princeton, New Jersey 08543-9011
                    (Name and Address of Agent for Service)
                           -------------------------
                                  Copies to:
       Bradley J. Lucido, Esq.                  Frank P. Bruno, Esq.
      FUND ASSET MANAGEMENT, L.P.           SIDLEY AUSTIN BROWN & WOOD LLP
            P.O. Box 9011                        787 Seventh Avenue
   Princeton, New Jersey 08543-9011          New York, New York 10019-6018

     Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

     If any securities being registered on this form are to be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"), other than securities offered in connection with dividend or interest reinvestment plans, check the following box. /_/



                                   CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT

========================================== ===================== ==================== ===================== ====================
                                                                      Proposed              Proposed
                                                  Amount               Maximum              Maximum              Amount of
                Title of                          Being            Offering Price          Aggregate           Registration
       Securities Being Registered           Registered(1)(2)        Per Unit(1)       Offering Price(1)          Fee(3)
------------------------------------------ --------------------- -------------------- --------------------- --------------------
Common Stock ($.10 par value).........        66,667 shares            $15.00              $1,000,005               $81
========================================== ===================== ==================== ===================== ====================

(1) Estimated solely for the purpose of calculating the registration fee.
(2) Includes ___________ shares subject to the underwriters' overallotment option.
(3) Transmitted prior to the filing date to the designated lockbox of the Securities and Exchange Commission at Mellon Bank in Pittsburgh, PA.
------------------------------------------------------------------------------

     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment, which specifically states that this Registration Statement shall thereafter become effective in accordance with
Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said
Section 8(a), may determine.
==============================================================================

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.


                             Subject to Completion
                 Preliminary Prospectus dated March 14, 2003

PROSPECTUS
----------
                                          Shares
                               ----------

                      Corporate High Yield Fund VI, Inc.
                                 Common Stock

     Corporate High Yield Fund VI, Inc. is a newly organized, diversified, closed-end management investment company. The primary investment objective of the Fund is to provide stockholders with current income. The secondary investment objective of the Fund is to provide stockholders with capital appreciation. The Fund seeks to achieve its objectives by investing primarily in a diversified portfolio of fixed income securities which are rated below investment grade by the established rating services (Ba or lower by Moody's Investors Service, Inc., BB or lower by Standard & Poor's Rating Services or BB or lower by Fitch, Inc.) or, if unrated, are considered by the Fund's investment adviser to be of comparable quality. Under normal market conditions, at least 80% of the Fund's assets will be invested in these below investment grade, high yield securities, including high yield bonds, corporate loans, convertible debt securities and preferred securities. There can be no assurance that the Fund's investment objectives will be realized. The Fund may leverage through borrowings, the issuance of debt securities or the sale of preferred stock. The Fund currently intends to borrow in an initial amount up to approximately 25% of the value of its total assets (including the amount obtained from leverage) after the Fund has fully invested the net proceeds of the offering. The use of leverage can create special risks.

     Because the Fund is newly organized, its shares have no history of public trading. Shares of closed-end investment companies frequently trade at a price lower than ("at a discount to") their net asset value. The risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering. The Fund plans to apply to list its shares on the New York Stock Exchange or another national securities exchange under the symbol "____________." Trading of the Fund's common stock on the exchange is expected to begin within two weeks of the date of this prospectus. Before it begins trading, the underwriters do not intend to make a market in the Fund's shares. Consequently, an investment in the Fund may be illiquid during that time.

                           -------------------------

     This prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

                           -------------------------

     Investing in the Fund's common stock involves certain risks that are described in the "Risk Factors and Special Considerations" section beginning on page __ of this prospectus.

                           -------------------------

                                                Per Share       Total
                                                ---------       -----
     Public offering price.....................   $15.00          $
     Underwriting discount.....................   $               $
     Proceeds, before expenses, to the Fund....   $               $

     The underwriters may also purchase up to an additional __________ shares at the public offering price, less the underwriting discount, within 45 days from the date of this prospectus to cover overallotments.

     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

     The shares will be ready for delivery on or about April , 2003.

                   ----------------------------------------
                              Merrill Lynch & Co.
                   ----------------------------------------

                The date of this prospectus is April   , 2003.

                               TABLE OF CONTENTS

                                                                          Page

Prospectus Summary..........................................................1

Risk Factors and Special Considerations.....................................4

Fee Table...................................................................8

The Fund....................................................................9

Use of Proceeds.............................................................9

Investment Objectives and Policies..........................................9

Other Investment Policies..................................................15

Investment Restrictions....................................................26

Directors and Officers.....................................................27

Investment Advisory and Management Arrangements............................29

Portfolio Transactions.....................................................32

Dividends and Distributions................................................33

Taxes......................................................................34

Automatic Dividend Reinvestment Plan.......................................37

Mutual Fund Investment Option..............................................39

Net Asset Value............................................................39

Description of Capital Stock...............................................40

Custodian..................................................................41

Underwriting...............................................................42

Transfer Agent, Dividend Disbursing Agent and Registrar....................44

Accounting Services Provider...............................................44

Legal Opinions.............................................................44

Independent Auditors and Experts...........................................44

Additional Information.....................................................44

Independent Auditors' Report...............................................46

Appendix A ...............................................................A-1

                           -------------------------
     Information about the Fund can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the public reference room. This information is also available on the SEC's Internet site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

                           -------------------------
     You should rely only on the information contained in this prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this prospectus is accurate only as of the date on the front cover of this prospectus. Our business, financial condition, results of operations and prospects may have changed since that date.

                              PROSPECTUS SUMMARY

This summary is qualified in its entirety by reference to the detailed information included in this prospectus.

The Fund Corporate High Yield Fund VI, Inc. is a newly organized, diversified, closed-end management investment company.

The Offering            The Fund is offering ______________ shares of common
                        stock at an initial offering price of $15.00 per share through a group of underwriters led by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch").
                        You must purchase at least 100 shares of common stock.
                        The underwriters may purchase up to an additional
                        __________ shares of common stock within 45 days from the date of this prospectus to cover overallotments, if any.

Investment Objectives   The primary investment objective of the Fund is to
and Policies            provide stockholders with current income. The
                        secondary investment objective of the Fund is to provide stockholders with capital appreciation. The
                        Fund seeks to achieve its objectives by investing primarily in a diversified portfolio of fixed income securities which are rated below investment grade by the established rating services (Ba or lower by Moody's Investors Service, Inc. ("Moody's"), BB or lower by Standard & Poor's Rating Services ("Standard
                        & Poor's") or BB or lower by Fitch, Inc. ("Fitch")) or, if unrated, are considered by the Investment
                        Adviser to be of comparable quality. Such securities generally involve greater volatility of price and risks to principal and income than securities in the higher rating categories. There can be no assurance that the Fund's investment objectives will be realized.

                        High Yield Securities. Under normal market conditions, at least 80% of the Fund's assets will be invested in below investment grade, high yield securities, including high yield bonds (commonly referred to as "junk" bonds), corporate loans, convertible debt securities and preferred securities. The Fund may invest in securities of any maturity.

                        Corporate Loans. The Fund may invest up to 15% of its total assets in corporate loans extended to borrowers by commercial banks or other financial institutions. The corporate loans in which the Fund may invest may be rated below investment grade by the established rating services (Ba or lower by Moody's, BB or lower by Standard & Poor's or BB or lower by Fitch) or, if unrated, are considered by the Investment Adviser to be of comparable quality.

                        Convertible Debt Securities and Preferred Securities. The Fund may invest up to 15% of its total assets in convertible debt securities and up to 15% of its total assets in preferred securities, including preferred securities that may be converted into common stock or other securities of the same or a different issuer, and non-convertible preferred securities. The convertible debt securities and preferred securities in which the Fund may invest may be rated below investment grade by the established rating services
                        (Ba or lower by Moody's, BB or lower by Standard & Poor's or BB or lower by Fitch) or, if unrated, are considered by the Investment Adviser to be of comparable quality.

                        Distressed Securities. The Fund may invest up to 10% of its total assets in high yield securities which are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or payment of interest at the time of acquisition by the Fund or are rated in the lowest rating categories (Ca or lower by Moody's, CC or lower by Standard & Poor's or CC or lower by Fitch) or, if unrated, are considered by the Investment Adviser to be of comparable quality.

                        Foreign Securities. The Fund may invest without limitation in securities of issuers domiciled outside the United States or that are denominated in various foreign currencies and multinational currency units. The Fund does not currently intend to hedge its non-U.S. dollar denominated investments.

                        Portfolio Management Techniques. The Fund may use a variety of portfolio strategies both to seek to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. These strategies include the use of derivatives, such as indexed securities, inverse securities, options, futures, options on futures, interest rate transactions, credit default swaps and short sales.

                        The Fund's hedging transactions are designed to reduce volatility but may come at some cost. For example, the Fund may try to limit its risk of loss from a decline in price of a portfolio security by purchasing a put option. However, the Fund must pay for the option, and the price of the security may not in fact drop. In large part, the success of the Fund's hedging activities depends on its ability to forecast movements in securities prices and interest rates. The strategies the Fund uses to enhance its return may be riskier and have more speculative aspects than its hedging strategies. The Fund is not required to use derivatives to seek to enhance income or hedge its portfolio and may choose not to do so. The Fund cannot guarantee that any strategies it uses will work.

Use of Leverage by      The Fund may borrow money, issue debt securities or
the Fund                issue shares of preferred stock.  The Fund may borrow
                        money and issue debt securities in amounts up to 33-1/3% and may issue shares of preferred stock in amounts up to 50% of the value of its total assets to finance additional investments. The Fund currently intends to borrow in an initial amount up to approximately 25% of the value of its total assets
                        (including the amount obtained from leverage) after the Fund has fully invested the net proceeds of the offering. While such leverage creates an opportunity for increased net income, it also creates special risks, including increased costs and greater volatility in the net asset value and market price of the common stock. The Fund may borrow to finance additional investments when the Investment Adviser believes that the potential return on such additional investments will exceed the costs incurred in connection with the borrowing. When the Fund is utilizing leverage, the fees paid to the Investment
                        Adviser for investment advisory and management services will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund's net assets, including any assets acquired from the sale of preferred stock, plus the proceeds of any outstanding borrowings used for leverage.

Listing Currently, there is no public market for the Fund's common stock. However, the Fund plans to apply to list its shares of common stock on the New York Stock Exchange or another national securities exchange under the symbol "____". Trading of the Fund's common stock on the exchange is expected to begin within two weeks of the date of this prospectus. During that time, the underwriters do not intend to make a market in the Fund's common stock. Consequently, an investment in the Fund may be illiquid during that time.

Investment Adviser      Fund Asset Management, L.P., the Investment Adviser,
                        provides investment advisory and administrative services to the Fund. For its services, the Fund pays the Investment Adviser a monthly fee at the annual rate of 0.___% of the Fund's average weekly net assets
                        (including assets acquired from the sale of any preferred stock), plus the proceeds of any outstanding borrowings used for leverage.

Dividends and           The Fund intends to distribute all or a portion of its
                        net investment income monthly,

Distributions           and net realized capital gains, if any, at least
                        annually. The Fund expects that it will commence paying dividends within 90 days of the date of this prospectus. At times, in order to maintain a stable level of distributions, the Fund may pay out less than all of its net investment income or pay out accumulated undistributed income in addition to current net investment income.

Yield Considerations    The yield on the Fund's common stock will vary from
                        period to period depending on factors including, but not limited to, market conditions, the timing of the Fund's investment in portfolio securities, the securities comprising the Fund's portfolio, the ability of the issuer of the portfolio securities to pay interest or dividends on such securities, changes in interest rates, including changes in the relationship between short term rates and long term rates, the amount and timing of the use of borrowings and other leverage by the Fund, the effects of leverage on the common stock, the timing of the investment of leverage proceeds in portfolio securities and the Fund's net assets and its operating expenses. Consequently, the Fund cannot guarantee any particular yield on its shares, and the yield for any given period is not an indication or representation of future yields on Fund shares. The Fund's ability to achieve any particular yield level after it commences operations depends on future interest rates and other factors mentioned above, and the initial yield and later yields may be lower. Any statements as to the estimated yield are as of the date made, and no guarantee can be given that the Fund will achieve or maintain any particular yield level.

Automatic Dividend      Dividend and capital gains distributions generally are
Reinvestment Plan       used to purchase additional shares of the Fund's
                        common stock. However, an investor can choose to receive distributions in cash. Since not all investors can participate in the automatic dividend reinvestment plan, you should call your broker or nominee to confirm that you are eligible to participate in the plan.

Mutual Fund             Investors who purchase shares through Merrill Lynch in
Investment Option       this offering and later sell their shares have the
                        option, subject to certain conditions, to purchase
                        Class A shares of certain funds advised by the Investment Adviser or its affiliates with the proceeds from such sale.

                    RISK FACTORS AND SPECIAL CONSIDERATIONS

     An investment in the Fund's common stock may be speculative in that it involves a high degree of risk and should not constitute a complete investment program.

     Liquidity and Market Price of Shares. The Fund is newly organized and has no operating history or history of public trading. Prior to the time the Fund's common stock is listed on the New York Stock Exchange or another national securities exchange, an investment in the Fund may be illiquid.

     Shares of closed-end management investment companies that trade in a secondary market frequently trade at a market price that is below their net asset value. This is commonly referred to as "trading at a discount." Investors who sell their shares within a relatively short period after completion of the public offering are likely to be exposed to this risk. Accordingly, the Fund is designed primarily for long term investors and should not be considered a vehicle for trading purposes. Net asset value will be reduced following the offering by the underwriting discount and the amount of offering expenses paid by the Fund.

     High Yield Securities. The Fund invests primarily in a portfolio of high yield, below investment grade and unrated securities. Investments in high yield securities, including high yield bonds (commonly referred to as "junk" bonds), corporate loans, convertible debt securities and preferred securities, entail a higher level of credit risk (loss of income and/or principal) and a corresponding greater risk of loss than investments in investment grade securities. Securities rated in the lower rating categories are considered to be predominantly speculative with respect to capacity to pay interest and dividend income and repay principal. Issuers of high yield securities may be highly leveraged and may not have available to them more traditional methods of financing. New issuers also may be inexperienced in managing their debt burden. The issuer's ability to service its debt obligations may be adversely affected by business developments unique to the issuer, the issuer's inability to meet specific projected business forecasts, or the inability of the issuer to obtain additional financing. Other than the distressed securities discussed below, the high yield securities in which the Fund may invest do not include instruments which, at the time of investment, are in default or the issuers of which are in bankruptcy. However, there can be no assurance that such events will not occur after the Fund purchases a particular security, in which case the Fund may experience losses and incur costs.

     High yield securities also tend to be more sensitive to economic conditions than investment grade securities. The financial condition of a high yield issuer is usually more susceptible to a general economic downturn or a sustained period of rising interest rates and high yield issuers are more likely than investment grade issuers to become unable to make principal payments and interest payments during such time periods.

     Like investment grade fixed income securities, high yield securities generally are purchased and sold through dealers who make a market in such securities for their own accounts. However, there are fewer dealers in the high yield market, which market may be less liquid than the market for investment grade fixed income securities, even under normal economic conditions. Also, there may be significant disparities in the prices quoted for high yield securities by various dealers and the spread between the bid and asked price is generally much larger than for investment grade securities. As a result, the Fund may experience difficulty acquiring appropriate high yield securities for investment. Investments in high yield securities may, from time to time, and especially in declining markets, become illiquid which might impede the Fund's ability to dispose of a particular security, or force the Fund to sell a security at a price lower than if the market were more liquid. Prices realized upon such sales might be less than the prices used in calculating the Fund's net asset value. The combination of price volatility and the limited liquidity of high yield securities may have an adverse effect on the Fund's investment performance.

     High yield securities tend to be more volatile than investment grade fixed income securities, so that adverse events may have a greater impact on the prices of high yield securities than on investment grade fixed income securities. Factors adversely affecting the market value of such securities will adversely affect the Fund's net asset value.

     Adverse publicity and negative investor perceptions of the high yield market, which could last for an extended time period also may reduce the value and liquidity of high yield securities. When the market value of high yield securities goes down, the Fund's net asset value will decrease. In addition, the Fund may incur additional expenses if it is forced to seek recovery upon a default of a portfolio holding or if it participates in the restructuring of the obligation.

     Junk bonds are often unsecured and subordinated to other creditors of the issuer. In addition, junk bonds may have call or redemption features that permit an issuer to repurchase the securities from the Fund. If a call were exercised by an issuer during a period of declining interest rates, the Fund likely would have to replace such called securities with lower yielding securities that would decrease the net investment income to the Fund and dividends to stockholders.

     Corporate Loans. As in the case of junk bonds, the corporate loans in which the Fund may invest may be rated below investment grade by the established rating services (Ba or lower by Moody's, BB or lower by Standard & Poor's or BB or lower by Fitch) or, if unrated, are considered by the Investment Adviser to be of comparable quality. Corporate loans can be expected to provide higher yields than investment grade fixed income securities, but may be subject to greater risk of loss of principal and income. Corporate loan obligations are frequently secured by pledges of liens and security interests in the assets of the borrower, and the holders of corporate loans are frequently the beneficiaries of debt service subordination provisions imposed on the borrower's bondholders. Such security and subordination arrangements are designed to give corporate loan investors preferential treatment over high yield bond investors in the event of a deterioration in the credit quality of the issuer. Even when these arrangements exist, however, there can be no assurance that the principal and interest owed on the corporate loan will be repaid in full. Corporate loans generally bear interest at rates set at a margin above a generally recognized base lending rate that may fluctuate on a day-to-day basis, in the case of the prime rate of a U.S. bank, or which may be adjusted on set dates, typically 30 days but generally not more than one year, in the case of the London Interbank Offered Rate. Consequently, the value of corporate loans held by the Fund may be expected to fluctuate less than the value of other fixed rate high yield securities as a result of changes in the interest rate environment. On the other hand, the secondary dealer market for certain corporate loans may not be as well developed as the secondary dealer market for high yield bonds, and therefore present increased market risk relating to liquidity and pricing concerns.

    Convertible Debt Securities and Preferred Securities. As in the case of junk bonds and corporate loans, the convertible debt securities and preferred securities in which the Fund may invest may be rated below investment grade by the established rating services (Ba or lower by Moody's, BB or lower by Standard & Poor's or BB or lower by Fitch) or, if unrated, are considered by the Investment Adviser to be of comparable quality. Convertible securities, including convertible preferred securities, generally offer lower interest or dividend yields than non-convertible securities of similar quality.
As with all fixed income securities, the market values of the fixed convertible securities that the Fund may invest in tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock.

     Generally, preferred securities receive dividends in priority to distributions on common stock and usually have a priority of claim over common stockholders if the issuer of the stock is liquidated. Preferred shares are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer's common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the Fund's other fixed income securities. Investments in preferred securities entail a higher level of credit risk than more senior debt instruments because preferred securities are subordinated to bonds and other debt instruments in an issuer's capital structure in terms of priority to corporate income and liquidation payments. Holders of preferred securities usually have no voting rights with respect to the issuing company, although certain types of preferred securities provide their holders with the right to elect directors if preferred dividends have been in arrears for a specified number of periods. When those voting rights apply, once the issuer pays all the arrearages, the preferred security holders no longer have voting rights. Certain preferred securities may contain special redemption features that grant the issuer of the preferred securities a right to redeem the securities prior to a specified date. As with all call provisions, a special redemption by the issuer may negatively impact the return of the security held by the Fund. Preferred securities also may include provisions that require or permit the issuer, at its discretion, to defer dividend distributions for a stated period or periods without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring its dividend distributions, the Fund may be required to report and possibly distribute income for tax purposes although it has not yet received such income. Preferred securities may be substantially less liquid than many other securities, such as common stocks.

     Distressed Securities. An investment in distressed securities is speculative and involves significant risk in addition to the risks discussed above in connection with investments in high yield securities. Distressed securities frequently do not produce income while they are outstanding. The Fund may purchase distressed securities that are in default or the issuers of which are in bankruptcy. The Fund may be required to bear certain extraordinary expenses in order to protect and recover its investment.

     Net Asset Value; Interest Rate Sensitivity; Credit Quality and Other Market Conditions. Generally, when interest rates go up, the value of fixed rate securities goes down. Therefore, the net asset value of a fund that invests primarily in fixed rate securities changes as interest rates fluctuate. A decline in the credit quality or financial condition of issuers of the high yield securities in which the Fund invests may result in the value of such high yield securities held by the Fund, and hence the Fund's net asset value, going down. A serious deterioration in the credit quality or financial condition of an issuer could cause a permanent decrease in the Fund's net asset value. Furthermore, volatility in the capital markets and other adverse market conditions may result in a decrease in the value of the high yield securities held by the Fund. Given that the Fund uses market prices to value many of its high yield investments, any decrease in the market value of the high yield securities held by the Fund will result in a decrease in the Fund's net asset value.

     Leverage. The Fund may borrow money, issue debt securities or issue shares of preferred stock. The Fund may borrow money and issue debt securities in amounts up to 33-1/3% and may issue shares of preferred stock in amounts up to 50% of the value of its total assets to finance additional investments. The Fund currently intends to borrow in an initial amount up to approximately 25% of the value of its total assets (including the amounts obtained from leverage) after the Fund has fully invested the net proceeds of the offering. However, leverage involves risks, which can be significant. These risks include greater volatility in the Fund's net asset value, fluctuations in the dividend paid by the Fund and the market price of the Fund's common stock, the possibility that the value of the assets acquired with such borrowing decreases although the Fund's liability is fixed and increased operating costs which may reduce the Fund's total return. To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund's return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage or if the Fund incurs capital losses, the return of the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to stockholders as dividends and other distributions will be reduced.

     Portfolio Management Techniques. The Fund may engage in various portfolio strategies both to seek to increase the return of the Fund and to hedge its portfolio against adverse effects from movements in interest rates and in the securities markets. These strategies include the use of derivatives, such as indexed securities, inverse securities, options, futures, options on futures, interest rate transactions, credit default swaps and short sales. Such strategies subject the Fund to the risk that, if the Investment Adviser incorrectly forecasts market values, interest rates or other applicable factors, the Fund's performance could suffer. The Fund is not required to use derivatives or other portfolio strategies to seek to enhance income or to hedge its portfolio and may not do so. There can be no assurance that the Fund's portfolio strategies will be effective. Some of the derivative strategies that the Fund may use to seek to enhance its return are riskier than its hedging transactions and have speculative characteristics. Such strategies do not attempt to limit the Fund's risk of loss.

     Options and Futures Transactions. The Fund may engage in options and futures transactions to reduce its exposure to interest rate movements or to seek to enhance its return. If the Fund incorrectly forecasts market values, interest rates or other factors, the Fund's performance could suffer. The Fund also may suffer a loss if the other party to the transaction fails to meet its obligations. The Fund is not required to enter into options and futures transactions for hedging purposes or to seek to enhance its return and may choose not to do so.

     Interest Rate Swaps. In order to hedge the value of the Fund's portfolio against interest rate fluctuations or to seek to enhance the Fund's return the Fund may enter into interest rate swap transactions. In swap transactions, there is a risk that yields will move in the direction opposite of the direction anticipated by the Fund, which would cause the Fund to make payments to its counterparty in the transaction that could adversely affect Fund performance. The Fund is not required to enter into interest rate swaps for hedging purposes or to seek to enhance its return and may choose not to do so.

     Short Sales. The Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker dealer, usually cash, U.S. government securities or other liquid securities similar to those borrowed. The Fund also will be required to deposit similar collateral with its custodian. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss. The Fund also may make a short sale ("against the box") by selling a security that the Fund owns or has the right to acquire without the payment of further consideration. The Fund's potential for loss is greater if it does not own the security that it is short selling.

     Foreign Securities. The Fund may invest without limitation in securities of issuers domiciled outside the United States or that are denominated in various foreign currencies and multinational currency units. Investments in non-U.S. securities may involve risks not typically involved in domestic investment, including fluctuation in foreign interest rates, currency risk, and future foreign political and economic developments and the possible imposition of exchange controls or other governmental laws or regulations.

     Liquidity of Investments. Certain high yield securities, in which the Fund invests may lack an established secondary trading market or are otherwise considered illiquid. Liquidity of a security relates to the ability to easily dispose of the security and the price to be obtained and does not generally relate to the credit risk or likelihood of receipt of cash at maturity. Illiquid securities may be subject to wide fluctuations in market value. The Fund may be subject to significant delays in disposing of certain high yield securities. As a result, the Fund may be forced to sell these securities at less than fair market value or may not be able to sell them when the Investment Adviser believes that it is desirable to do so. Illiquid securities also may entail registration expenses and other transaction costs that are higher than those for liquid securities.

     Antitakeover Provisions. The Fund's Articles of Incorporation and By-laws and the General Corporation Law of the State of Maryland include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Directors. Such provisions could limit the ability of stockholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund.

     Proposed Exclusion of Dividends. Proposals which would exclude all or a portion of dividends paid by corporations from their previously taxed income are currently being discussed by federal government officials. Under the proposals, the Fund's distributions derived from interest income on debt securities and on certain types of preferred securities which are treated as debt for federal income tax purposes will not be excludable from taxable income. The impact of the dividend exclusion proposals on the Fund and on its stockholders cannot be predicted.

     Market Disruption. The terrorist attacks in the United States on September 11, 2001 have had a disruptive effect on the securities markets, some of which were closed for a four-day period. These terrorist attacks and related events, including potential U.S. military actions, have led to increased short term market volatility and may have long term effects on U.S. and world economies and markets. Similar disruptions of the financial markets could impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the Fund's common stock. High yield securities tend to be more volatile than investment grade fixed income securities so that these events and other market disruptions may have a greater impact on the prices and volatility of high yield securities than on investment grade fixed income securities. There can be no assurance that these events and other market disruptions may not have other material and adverse implications for the high yield securities markets.


                                                FEE TABLE


           Stockholder Transaction Fees:

           Maximum Sales Load (as a percentage of offering price)                                        %

           Offering Expenses Borne by the Fund (as a percentage of offering price) (a)                   %

           Dividend Reinvestment Plan Fees                                                            None

           Annual Expenses (as a percentage of net assets attributable to common stock):

           Investment Advisory Fee (b)(c)                                                            0.  %

           Interest Payments on Borrowed Funds                                                           %

           Other Expenses (b)(c)                                                                         %
                                                                                              -------------

                    Total Annual Expenses (b)(c)                                                         %
                                                                                              =============


-------------------

(a) The Investment Adviser has agreed to pay all of the Fund's organizational expenses. Offering costs will be paid by the Fund. The offering costs to be paid by the Fund are not included in the annual expenses shown in the table. Offering costs borne by common stockholders will result in a reduction of capital of the Fund attributable to common stock.
(b) See "Investment Advisory and Management Arrangements" -- page __.
(c) Assumes leverage by borrowing in an amount equal to approximately 25% of the Fund's total assets (including the amount obtained from leverage) at an interest rate of ____%. The Fund may borrow money and issue debt securities in amounts up to 33-1/3% and may issue shares of preferred stock in amounts up to 50% of the value of its total assets to finance additional investments. The Fund intends to utilize leverage only if the Investment Adviser believes that it would result in a higher yield to stockholders over time. If the Fund does not use leverage, it is estimated that, as a percentage of net assets attributable to common stock, the Investment Advisory Fee would be ___%, Interest Payments on Borrowed Funds would be 0.00%, Other Expenses would be ____% and Total Annual Expenses would be ____%. See "Risk Factors and Special Considerations-- Leverage" and "Other Investment Policies-- Leverage."



                                                                           1           3           5           10
                                                                          Year        Year        Year        Year

Example:
On a $1,000 investment, an Investor would pay the following expenses        $           $           $           $
(including the sales load of $__ and estimated expenses of this offering of $__), assuming total annual expenses of ____% (assuming leverage of ___% of the Fund's total assets) and a 5% annual return throughout the periods


     The Fee Table is intended to assist investors in understanding the costs and expenses that a stockholder in the Fund will bear directly or indirectly. The expenses set forth under "Other Expenses" are based on estimated amounts through the end of the Fund's first fiscal year. The Example set forth above assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by Securities and Exchange Commission (the "Commission") regulations. The Example should not be considered a representation of future expenses or annual rate of return, and actual expenses, leverage amount or annual rate of return may be more or less than those assumed for purposes of the Example.

                                   THE FUND

     Corporate High Yield Fund VI, Inc. (the "Fund") is a newly organized, diversified, closed-end management investment company. The Fund was incorporated under the laws of the State of Maryland on March 13, 2003, and has registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's principal office is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and its telephone number is (609) 282-2800.

     The Fund is organized as a closed-end investment company. Closed-end investment companies differ from open-end investment companies (commonly referred to as mutual funds) in that closed-end investment companies do not redeem their securities at the option of the stockholder, whereas open-end investment companies issue securities redeemable at net asset value at any time at the option of the stockholder and typically engage in a continuous offering of their shares. Accordingly, open-end investment companies are subject to continuous asset in-flows and out-flows that can complicate portfolio management. However, shares of closed-end investment companies frequently trade at a discount from net asset value. This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering.

     The Board of Directors of the Fund may at any time consider a merger, consolidation or other form of reorganization of the Fund with one or more other closed-end investment companies advised by the Fund's Investment Adviser with similar investment objectives and policies as the Fund. Any such merger, consolidation or other form of reorganization would require the prior approval of the Board of Directors and the stockholders of the Fund. See "Description of Capital Stock-- Certain Provisions of the Articles of Incorporation and By-Laws."


                                USE OF PROCEEDS

     The net proceeds of this offering will be approximately $_____________ (or approximately $________________ assuming the underwriters exercises the overallotment option in full) after payment of offering costs estimated to be approximately $____________ and the deduction of the underwriting discount.

     Due to current illiquidity in the high yield markets, investments that, in the judgment of the Investment Adviser, are appropriate investments for the Fund may not be immediately available. Therefore, the Fund expects that there will be an initial investment period of up to six months following the completion of its common stock offering before it is invested in accordance with its investment objectives and policies. Pending such investment, it is anticipated that all or a portion of the proceeds will be invested in U.S. Government securities or high grade, short term money market instruments. See "Investment Objectives and Policies."


                      INVESTMENT OBJECTIVES AND POLICIES

     The primary investment objective of the Fund is to provide stockholders with current income. The secondary investment objective of the Fund is to provide stockholders with capital appreciation. The Fund's investment objectives are fundamental policies and may not be changed without the approval of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act).

     The Fund seeks to achieve its objectives by investing primarily in a diversified portfolio of fixed income securities which are rated below investment grade by the established rating services (Ba or lower by Moody's Investors Service, Inc. ("Moody's"), BB or lower by Standard & Poor's Rating Services ("Standard & Poor's") or BB or lower by Fitch, Inc. ("Fitch")) or, if unrated, are considered by Fund Asset Management, L.P. (the "Investment Adviser") to be of comparable quality. Under normal market conditions, the Fund will invest at least 80% of its assets in high yield securities, including high yield bonds, corporate loans, convertible debt securities and preferred securities. For this purpose, "assets" means net assets, including assets acquired from the sale of preferred stock, plus the amount of any borrowings for investment purposes. This is a non-fundamental policy and may be changed by the Board of Directors of the Fund provided that stockholders are provided with at least 60 days prior written notice of any change as required by the rules under the 1940 Act. High yield securities include high yield bonds (commonly referred to as "junk bonds"), corporate loans, convertible debt securities and preferred securities, which are rated below investment grade or, if unrated, are considered by the Investment Adviser to be of comparable quality. Such investments generally involve greater volatility of price and risks to principal and income than securities in the higher rating categories. There can be no assurance that the Fund's investment objectives will be realized.

     The Fund may invest without limitation in securities of issuers domiciled outside the United States or that are denominated in various foreign currencies and multinational currency units. The Fund does not currently intend to hedge its non-U.S. dollar denominated investments.

     The Fund may invest up to 15% of its total assets in corporate loans extended to borrowers by commercial banks or other financial institutions ("Corporate Loans"). The Corporate Loans in which the Fund may invest may be rated below investment grade (Ba or lower by Moody's, BB or lower by Standard & Poor's or BB or lower by Fitch) or, if unrated, are considered by the Investment Adviser to be of comparable quality. The Fund may invest up to 10% of its total assets in high yield securities, which are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or payment of interest at the time of acquisition by the Fund or are rated in the lowest rating categories (Ca or lower by Moody's, CC or lower by Standard & Poor's or CC or lower by Fitch) or, if unrated, are considered by the Investment Adviser to be of comparable quality ("Distressed Securities").

     Securities rated Ba by Moody's, BB by Standard & Poor's and BB by Fitch are considered to have speculative elements and a greater vulnerability to default than higher rated securities. Below investment grade securities and comparable unrated securities involve substantial risk of loss, are considered speculative with respect to the issuer's ability to pay interest and any required redemption or principal payments and are susceptible to default or decline in market value due to adverse economic and business developments. The descriptions of the investment grade rating categories by Moody's, Standard & Poor's and Fitch, including a description of their speculative characteristics, are set forth in Appendix A. All references to securities ratings by Moody's, Standard & Poor's and Fitch in this prospectus shall, unless otherwise indicated, include all securities within each such rating category (i.e., Ba1, Ba2 and Ba3 in the case of Moody's, BB+ and BB- in the case of Standard & Poor's and BB+ and BB- in the case of Fitch). All percentage and ratings limitations on securities in which the Fund may invest apply at the time of making an investment and shall not be considered violated if an investment rating is subsequently downgraded to a rating that would have precluded the Fund's initial investment in such security. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.

     The Fund may invest up to 15% of its total assets in convertible debt securities and up to 15% of its total assets in preferred securities, including preferred securities that may be converted into common stock or other securities of the same or a different issuer, and non-convertible preferred securities. The convertible debt securities and preferred securities in which the Fund may invest may be rated below investment grade by the established rating services (Ba or lower by Moody's, BB or lower by Standard & Poor's or BB or lower by Fitch) or, if unrated, are considered by the Investment Adviser to be of comparable quality.

     An investment in the Fund may be speculative in that it involves a high degree of risk and should not constitute a complete investment program. See "Risk Factors and Special Considerations."

     When changing economic conditions and other factors cause the yield difference between lower rated and higher rated securities to narrow, the Fund may purchase higher rated securities if the Investment Adviser believes that the risk of loss of income and principal may be reduced substantially with only a relatively small reduction in yield. In addition, under unusual market or economic conditions or for temporary defensive purposes, the Fund may invest up to 100% of its total assets in securities issued or guaranteed by the U.S. Government or its instrumentalities or agencies, certificates of deposit, bankers' acceptances and other bank obligations, commercial paper rated in the highest category by an established rating agency, or other fixed income securities deemed by the Investment Adviser to be consistent with a defensive posture, or may hold investments in cash. The yield on such securities may be lower than the yield on lower rated fixed income securities. Although the Fund will invest primarily in below investment grade securities, other than with respect to Distressed Securities (which are discussed below), it will not invest in securities in the lowest rating categories (Ca or lower by Moody's, CC or lower by Standard & Poor's or CC or lower by Fitch) unless the Investment Adviser believes that the financial condition of the issuer or the protection afforded to the particular securities is stronger than would otherwise be indicated by such low ratings.

     Investment in the common stock of the Fund offers the individual investor several potential benefits. The Fund offers investors the opportunity to receive current income by investing in a professionally managed portfolio comprised primarily of high yield securities, some of which are a type of investment typically not offered to individual investors. The Investment Adviser provides professional management, which includes the extensive credit analysis needed to invest in junk bonds, Corporate Loans, foreign securities, Distressed Securities, convertible debt securities and preferred securities. In addition to using the credit rating provided by independent rating agencies, the Investment Adviser independently evaluates the creditworthiness of the portfolio securities held by the Fund. The Fund also relieves the investor of the burdensome administrative details involved in managing a portfolio of such investments. These benefits are at least partially offset by the expenses involved in running an investment company. Such expenses primarily consist of advisory fees and operational costs. Additionally, the Investment Adviser may seek to enhance the yield of the Fund's common stock by leveraging the Fund's capital structure through the borrowing of money or the issuance of short term debt securities or shares of preferred stock. The use of leverage also involves certain expenses and risk considerations. See "Risk Factors and Special Considerations--Leverage" and "Other Investment Policies--Leverage."

     The Fund may engage in various portfolio strategies to seek to enhance its return and to hedge its portfolio against movements in interest rates through the use of derivatives, such as indexed and inversed securities, options, futures, options on futures, interest rate transactions, credit default swaps and short selling. Each of these portfolio strategies is described below. There can be no assurance that the Fund will employ these strategies or that, if employed, they will be effective.

     The Fund may invest in, among other things, the types of instruments described below:

Description of High Yield Securities

     Under normal market conditions, the Fund will invest at least 80% of its assets in high yield securities, including high yield bonds (commonly referred to as "junk" bonds), Corporate Loans, convertible debt securities and preferred securities, as described below, which are rated below investment grade by the established rating services (Ba or lower by Moody's, BB or lower by Standard & Poor's or BB or lower by Fitch) or, if unrated, are considered by the Investment Adviser to be of comparable quality. See Appendix A--"Ratings of Securities" for information concerning rating categories. The Fund may invest in securities of any maturity.

     Selection and supervision of high yield securities by the Investment Adviser involves continuous analysis of individual issuers, general business conditions and other factors which may be too time-consuming or too costly for the average investor. The furnishing of these services does not, of course, guarantee successful results. The Investment Adviser's analysis of issuers includes, among other things, historic and current financial conditions, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical costs, strength of management, responsiveness to business conditions, credit standing, and current and anticipated results of operations. Analysis of general conditions and other factors may include anticipated change in economic activity and interest rates, the availability of new investment opportunities and the economic outlook for specific industries. While the Investment Adviser considers as one factor in its credit analysis the ratings assigned by the rating services, the Investment Adviser performs its own independent credit analysis of issuers and, consequently, the Fund may invest, without limit, in unrated securities. As a result, the Fund's ability to achieve its investment objectives may depend to a greater extent on the Investment Adviser's own credit analysis than investment companies which invest in investment grade securities. Although the Fund will invest primarily in below investment grade securities, other than with respect to Distressed Securities (which are discussed below), it will not invest in securities in the lowest rating categories (Ca or below for Moody's, CC or below for Standard & Poor's or CC or below for Fitch) unless the Investment Adviser believes that the financial condition of the issuer or the protection afforded to the particular securities is stronger than would otherwise be indicated by such ratings. The Fund may continue to hold securities that are downgraded after the Fund purchases them and will sell such securities only if, in the Investment Adviser's judgment, it is advantageous to sell such securities.

     Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in investment grade fixed income securities, but they also typically entail greater price volatility and principal and income risk, including the possibility of issuer default and bankruptcy. High yield securities are regarded as being predominantly speculative as to the issuer's ability to make repayments of principal and payments of interest. Investment in such securities involves substantial risk. Issuers of high yield securities may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with investment grade securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high yield securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During periods of economic downturn, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific issuer developments, or the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. Therefore, there can be no assurance that in the future there will not exist a higher default rate relative to the rates currently existing in the high yield market. If an issuer of high yield securities defaults, in addition to risking non-payment of all or a portion of interest and principal, the Fund may incur additional expenses to seek recovery. The market prices of high yield securities structured as zero-coupon, step-up or payment-in-kind securities will normally be affected to a greater extent by interest rate changes, and therefore tend to be more volatile than the prices of securities that pay interest currently and in cash. Other than with respect to Distressed Securities (which are discussed below), the high yield securities in which the Fund may invest do not include securities which, at the time of investment, are in default or the issuers of which are in bankruptcy. However, there can be no assurance that such events will not occur after the Fund purchases a particular security, in which case the Fund may experience losses and incur costs.

     High yield securities tend to be more volatile than investment grade fixed income securities, so that adverse events may have a greater impact on the prices of high yield securities than on investment grade fixed income securities. Factors adversely affecting the market value of such securities are likely to affect adversely the Fund's net asset value.

     Like investment grade fixed income securities, high yield securities generally are purchased and sold through dealers who make a market in such securities for their own accounts. However, there are fewer dealers in the high yield market, which market may be less liquid than the market for investment grade fixed income securities, even under normal economic conditions. Also, there may be significant disparities in the prices quoted for high yield securities by various dealers and the spread between the bid and asked price is generally much larger than for investment grade securities. As a result, the Fund may experience difficulty acquiring appropriate high yield securities for investment.

     Adverse conditions and investor perceptions thereof (whether or not based on economic fundamentals) may impair liquidity in the high yield market and may cause the prices the Fund receives for its high yield securities to be reduced. In addition, the Fund may experience difficulty in liquidating a portion of its portfolio when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. Under such conditions, judgment may play a greater role in valuing certain of the Fund's portfolio securities than in the case of securities trading in a more liquid market. In addition, the Fund may incur additional expenses if it is forced to seek recovery upon a default of a portfolio holding or if it participates in the restructuring of the obligation.

     The risk of loss due to default by an issuer is significantly greater for the holders of junk bonds because such securities are often unsecured and subordinated to other creditors of the issuer. In addition, junk bonds may have call or redemption features that permit an issuer to repurchase the securities from the Fund. If a call were exercised by an issuer during a period of declining interest rates, the Fund likely would have to replace such called securities with lower yielding securities, thus decreasing the net investment income to the Fund and dividends to stockholders.

     The high yield securities in which the Fund invests may include credit linked notes, structured notes or other instruments evidencing interests in special purpose vehicles or trusts that hold interests in high yield securities.

     The Fund may receive warrants or other non-income producing equity securities in connection with its investments in high yield securities, including in unit offerings, in an exchange offer, upon the conversion of a convertible security, or upon the restructuring or bankruptcy of investments owned by the Fund. The Fund may continue to hold such securities until, in the Investment Adviser's judgment in light of current market conditions, it is advantageous to effect a disposition of such securities.

Description of Corporate Loans

     The Fund may invest up to 15% of its total assets in Corporate Loans. The Fund considers Corporate Loans to be high yield securities, and includes Corporate Loans (along with convertible debt securities and preferred securities described below) in determining whether at least 80% of its assets are invested in high yield securities. The Corporate Loans in which the Fund invests primarily consist of direct obligations of a borrower and may include debtor in possession financings pursuant to Chapter 11 of the U.S. Bankruptcy Code, obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code, leveraged buy-out loans, leveraged recapitalization loans, receivables purchase facilities, and privately placed notes. The Fund may invest in a Corporate Loan at origination as a co-lender or by acquiring in the secondary market participations in, assignments of or novations of a Corporate Loan. By purchasing a participation, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a borrower. The participations typically will result in the Fund having a contractual relationship only with the lender, not the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. Loan participations therefore involve a risk of insolvency of the lending bank or other financial intermediary. Many such loans are secured, although some may be unsecured. Corporate Loans that are fully secured offer the Fund more protection than an unsecured loan or high yield bond in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral can be liquidated. The markets in loans are not regulated by federal securities laws or the Commission.

     As in the case of junk bonds, such Corporate Loans may be rated below investment grade or, if unrated, are considered by the Investment Adviser to be of comparable quality. As in the case of junk bonds, such Corporate Loans can be expected to provide higher yields than lower yielding, investment grade fixed income securities, but may be subject to greater risk of loss of principal and income. There are, however, some significant differences between Corporate Loans and junk bonds. Corporate Loan obligations are frequently secured by pledges of liens and security interests in the assets of the borrower, and the holders of Corporate Loans are frequently the beneficiaries of debt service subordination provisions imposed on the borrower's bondholders. Such security and subordination arrangements are designed to give Corporate Loan investors preferential treatment over high yield bond investors in the event of a deterioration in the credit quality of the issuer. Even when these arrangements exist, however, there can be no assurance that the principal and interest owed on the Corporate Loan will be repaid in full. Corporate Loans generally bear interest at rates set at a margin above a generally recognized base lending rate that may fluctuate on a day-to-day basis, in the case of the prime rate of a U.S. bank, or which may be adjusted on set dates, typically 30 days but generally not more than one year, in the case of the London Interbank Offered Rate. Consequently, the value of Corporate Loans held by the Fund may be expected to fluctuate less than the value of other fixed rate high yield instruments as a result of changes in the interest rate environment. On the other hand, the secondary dealer market for certain Corporate Loans may not be as well developed as the secondary dealer market for high yield bonds, and therefore present increased market risk relating to liquidity and pricing concerns.

Description of Convertible Debt Securities and Preferred Securities

     The Fund may invest up to 15% of its total assets in convertible debt securities. A convertible debt security is a bond, debenture or note that may be converted into or exchanged for a prescribed amount of common stock or other securities of the same or a different issuer within a particular period of time at a specified price or formula. A convertible debt security entitles the holder to receive interest generally paid or accrued on debt until the convertible security matures or is redeemed, converted or exchanged. Convertible securities, including convertible preferred securities, have several unique investment characteristics such as (i) higher yields than common stocks, but lower yields than comparable nonconvertible securities,
(ii) a lesser degree of fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) the potential for capital appreciation if the market price of the underlying common stock increases. Holders of convertible securities have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to similar non-convertible securities of the same issuer. A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund may be required to permit the issuer to redeem the security, convert it into the underlying common stock or other securities or sell it to a third party.

     The Fund may invest up to 15% of its total assets in preferred securities, including preferred securities that may be converted into common stock or other securities of the same or a different issuer, and non-convertible preferred securities. Generally, preferred securities receive dividends in priority to distributions on common stock and usually have a priority of claim over common stockholders if the issuer of the stock is liquidated. Preferred securities have certain characteristics of both debt and equity securities. Like debt securities, preferred securities' rate of income is generally contractually fixed. Like equity securities, preferred securities do not have rights to precipitate bankruptcy filings or collection activities in the event of missed payments. Furthermore, preferred securities are generally in a subordinated position in an issuer's capital structure and their value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

     The Fund considers below investment grade convertible debt securities and preferred securities to be high yield securities, and includes convertible debt securities and preferred securities (along with Corporate Loans described above) in determining whether at least 80% of its assets are invested in high yield securities.

Description of Distressed Securities

     The Fund may invest up to 10% of its total assets in Distressed Securities, which are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or payment of interest at the time of acquisition by the Fund or are rated in the lowest rating categories (Ca or lower by Moody's, CC or lower by Standard & Poor's or CC or lower by Fitch) or, if unrated, are considered by the Investment Adviser to be of comparable quality. Investment in Distressed Securities is speculative and involves significant risk. Distressed Securities frequently do not produce income while they are outstanding and may require the Fund to bear certain extraordinary expenses in order to protect and recover its investment. Therefore, to the extent the Fund seeks its secondary objective of capital appreciation through investment in Distressed Securities, the Fund's ability to achieve current income for its stockholders may be diminished. The Fund also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the Distressed Securities will eventually be satisfied ( e.g., through a liquidation of the obligor's assets, an exchange offer or plan of reorganization involving the Distressed Securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to Distressed Securities held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Fund's participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Distressed Securities, the Fund may be restricted from disposing of such securities.

Illiquid Securities

     The Fund may invest in junk bonds, Corporate Loans, convertible debt securities, preferred securities and other securities that lack a secondary trading market or are otherwise considered illiquid. Liquidity of a security relates to the ability to easily dispose of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. The Fund has no limitation on the amount of its investments that are not readily marketable or are subject to restrictions on resale. Illiquid securities may be subject to wide fluctuations in market value. The Fund may be subject to significant delays in disposing of certain high yield securities. As a result, the Fund may be forced to sell these securities at less than fair market value or may not be able to sell them when the Investment Adviser believes that it is desirable to do so. Illiquid securities also may entail registration expenses and other transaction costs that are higher than those for liquid securities. Such investments may affect the Fund's ability to realize the net asset value in the event of a voluntary or involuntary liquidation of its assets. See "Net Asset Value" for information with respect to the valuation of illiquid securities.

                           OTHER INVESTMENT POLICIES

     The Fund has adopted certain other policies as set forth below:

Leverage

     At times, the Fund expects to utilize leverage through borrowings or issuance of short term debt securities or shares of preferred stock. The Fund has the ability to utilize leverage through borrowing or the issuance of short term debt securities in an amount up to 33-1/3% of the value of its total assets (including the amount obtained from such borrowings or debt issuance). The Fund also has the ability to utilize leverage through the issuance of shares of preferred stock in an amount up to 50% of the value of its total assets (including the amount obtained from such issuance). Under current market conditions, the Fund intends to utilize borrowings in an initial amount up to approximately 25% of the value of its total assets (including the amount obtained from leverage) after the Fund has fully invested the net proceeds of the offering. There can be no assurance, however, that the Fund will borrow in order to leverage its assets or if it does what percentage of the Fund's assets such borrowings will represent. The Fund generally will not utilize leverage if it anticipates that the Fund's leveraged capital structure would result in a lower return to common stockholders than that obtainable if the common stock were unleveraged for any significant amount of time. The Fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities. The Fund at times may borrow from affiliates of the Investment Adviser, provided that the terms of such borrowings are no less favorable than those available from comparable sources of funds in the marketplace from borrowings for leverage and the issuance of preferred stock. When the Fund is utilizing leverage, the fees paid to the Investment Adviser for investment advisory and management services will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund's net assets plus the proceeds of any outstanding borrowings used for leverage and the issuance of preferred stock.

     The Fund's use of leverage is premised upon the expectation that the cost of the leverage used to purchase additional assets will be lower than the return the Fund achieves on its investments with the proceeds of the borrowings or the issuance of preferred stock. Such difference in return may result from the short-term nature of the Fund's borrowing compared to the long-term nature of its investments. Because the total assets of the Fund (including the assets obtained from leverage) will be invested in the higher yielding portfolio investments or portfolio investments with the potential for capital appreciation, the holders of common stock will be the beneficiaries of the incremental return. Should the differential between the underlying assets and cost of leverage narrow, the incremental return "pick up" will be reduced. Furthermore, if long term rates rise, the common stock net asset value will reflect the decline in the value of portfolio holdings resulting therefrom.

     Leverage creates risks for holders of common stock, including the likelihood of greater volatility of net asset value and market price of shares of common stock or fluctuations in dividends paid on common stock, the risk that fluctuations in interest rates on borrowings and short term debt or in the dividend rates on any preferred stock may affect the return to the holders of common stock and increased operating costs which may reduce the Fund's total return. To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund's return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage, the return of the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to stockholders as dividends and other distributions will be reduced. In the latter case, the Investment Adviser in its best judgment nevertheless may determine to maintain the Fund's leveraged position if it expects that the benefits to the Fund's stockholders of maintaining the leveraged position will outweigh the current reduced return. Capital raised through leverage will be subject to interest costs or dividend payments that may or may not exceed the income and appreciation on the assets purchased. The Fund also may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements will increase the cost of borrowing over the stated interest rate. The issuance of additional classes of preferred stock involves offering expenses and other costs and may limit the Fund's freedom to pay dividends on shares of common stock or to engage in other activities. Borrowings and the issuance of a class of preferred stock having priority over the Fund's common stock create an opportunity for greater return per share of common stock, but at the same time such borrowing is a speculative technique in that it will increase the Fund's exposure to capital risk. Unless the income and appreciation, if any, on assets acquired with borrowed funds or offering proceeds exceed the cost of borrowing or issuing additional classes of securities, the use of leverage will diminish the investment performance of the Fund compared with what it would have been without leverage.

     Certain types of borrowings may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants that may affect the Fund's ability to pay dividends and distributions on the common stock in certain instances. The Fund may also be required to pledge its assets to the lenders in connection with certain types of borrowing. The Investment Adviser does not anticipate that these covenants or restrictions will adversely affect its ability to manage the Fund's portfolio in accordance with the Fund's investment objectives and policies. However, due to these covenants or restrictions, the Fund may be forced to liquidate investments at times and at prices that are not favorable to the Fund, or the Fund may be forced to forgo investments that the Investment Adviser otherwise views as favorable. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more nationally recognized rating organizations which may issue ratings for the short term debt instruments or preferred stock issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Investment Adviser from managing the Fund's portfolio in accordance with the Fund's investment objectives and policies.

     Under the 1940 Act, the Fund is not permitted to incur indebtedness unless immediately after such incurrence the Fund has an asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness (i.e., such indebtedness may not exceed 33-1/3% of the value of the Fund's total assets). Additionally, under the 1940 Act, the Fund may not declare any dividend or other distribution upon any class of its capital stock, or purchase any such capital stock, unless the aggregate indebtedness of the Fund has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be. Under the 1940 Act, the Fund is not permitted to issue shares of preferred stock unless immediately after such issuance the net asset value of the Fund's portfolio is at least 200% of the liquidation value of the outstanding preferred stock (i.e., such liquidation value may not exceed 50% of the value of the Fund's total assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its common stock unless, at the time of such declaration, the net asset value of the Fund's portfolio (determined after deducting the amount of such dividend or distribution) is at least 200% of such liquidation value. In the event shares of preferred stock are issued, the Fund intends, to the extent possible, to purchase or redeem shares of preferred stock from time to time to maintain coverage of any preferred stock of at least 200%.

     The Fund's willingness to borrow money and issue new securities for investment purposes, and the amount it will borrow or issue, will depend on many factors, the most important of which are investment outlook, market conditions and interest rates. Successful use of a leveraging strategy depends on the Investment Adviser's ability to predict correctly interest rates and market movements, and there is no assurance that a leveraging strategy will be successful during any period in which it is employed.

     As discussed under "Investment Advisory and Management Arrangements," during periods when the Fund has preferred stock outstanding or outstanding borrowings for leverage, the fees paid to the Investment Adviser for investment advisory and management services will be higher than if the Fund did not issue preferred stock or borrow because the fees paid will be calculated on the basis of the Fund's average weekly net assets, including proceeds from the sale of preferred stock, plus the proceeds of any outstanding borrowings used for leverage. Consequently, the Fund and the Investment Adviser may have differing interests in determining whether to leverage the Fund's assets. The Board of Directors will monitor this potential conflict.

     Assuming the utilization of leverage by borrowings in the amount of approximately 25% of the Fund's total assets, and an annual interest rate of ____% payable on such leverage based on market rates as of the date of this prospectus, the annual return that the Fund's portfolio must experience (net of expenses) in order to cover such interest payments would be _____%.

     The following table is designed to illustrate the effect on the return to a holder of the Fund's common stock of the leverage obtained by borrowings in the amount of approximately 25% of the Fund's total assets, assuming hypothetical annual returns of the Fund's portfolio of minus 10% to plus 10%. As the table shows, leverage generally increases the return to stockholders when portfolio return is positive and greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.



Assumed Portfolio Return (net of expenses)                       (10)%       (5)%      0%          5%        10%

Corresponding Common Stock Return                                %           %         %           %         %


     Until the Fund borrows or issues shares of preferred stock, the Fund's common stock will not be leveraged, and the risks and special considerations related to leverage described in this prospectus will not apply. Such leveraging of the common stock cannot be fully achieved until the proceeds resulting from the use of leverage have been invested in longer term securities in accordance with the Fund's investment objectives and policies.

Indexed and Inverse Floating Obligations

     The Fund may invest in securities whose potential returns are directly related to changes in an underlying index or interest rate, known as indexed securities. The return on indexed securities will rise when the underlying index or interest rate rises and fall when the index or interest rate falls. The Fund also may invest in securities whose return is inversely related to changes in an interest rate ("inverse floaters"). In general, inverse floaters change in value in a manner that is opposite to most bonds--that is, interest rates on inverse floaters will decrease when short term rates increase and increase when short term rates decrease. Investments in indexed securities and inverse floaters may subject the Fund to the risk of reduced or eliminated interest payments. Investments in indexed securities also may subject the Fund to loss of principal. In addition, certain indexed securities and inverse floaters may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Fund's investment. As a result, the market value of such securities will generally be more volatile than that of fixed rate securities. Both indexed securities and inverse floaters can be derivative securities and can be considered speculative.

Interest Rate Transactions

     In order to hedge the value of the Fund's portfolio against interest rate fluctuations or to seek to enhance the Fund's return, the Fund may enter into various interest rate transactions such as interest rate swaps and the purchase or sale of interest rate caps and floors. The Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date or to seek to enhance its return. However, the Fund also may invest in interest rate swaps to seek to enhance income or to increase the Fund's yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates). The Fund is not required to pursue these portfolio strategies and may choose not to do so. The Fund cannot guarantee that any strategies it uses will work.

     In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments). For example, if the Fund holds a debt instrument with an interest rate that is reset only once each year, it may swap the right to receive interest at this fixed rate for the right to receive interest at a rate that is reset every week. This would enable the Fund to offset a decline in the value of the debt instrument due to rising interest rates but would also limit its ability to benefit from falling interest rates. Conversely, if the Fund holds a debt instrument with an interest rate that is reset every week and it would like to lock in what it believes to be a high interest rate for one year, it may swap the right to receive interest at this variable weekly rate for the right to receive interest at a rate that is fixed for one year. Such a swap would protect the Fund from a reduction in yield due to falling interest rates and may permit the Fund to seek to enhance its income through the positive differential between one week and one year interest rates, but would preclude it from taking full advantage of rising interest rates.

     The Fund usually will enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and an amount of cash or liquid instruments having an aggregate net asset value at least equal to the accrued excess will be segregated by the Fund's custodian. If the interest rate swap transaction is entered into on other than a net basis, the full amount of the Fund's obligations will be accrued on a daily basis, and the full amount of the Fund's obligations will be segregated by the Fund's custodian.

     The Fund also may engage in interest rate transactions in the form of purchasing or selling interest rate caps or floors. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest equal to the difference of the index and the predetermined rate on a notional principal amount (i.e., the reference amount with respect to which interest obligations are determined although no actual exchange of principal occurs) from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount from the party selling such interest rate floor. The Fund will not enter into caps or floors if, on a net basis, the aggregate notional principal amount with respect to such agreements exceeds the net assets of the Fund.

     Typically, the parties with which the Fund will enter into interest rate transactions will be broker-dealers and other financial institutions. The Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Investment Adviser to be equivalent to such rating. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with other similar instruments traded in the interbank market. Caps and floors, however, are more recent innovations and are less liquid than swaps. Certain Federal income tax requirements may limit the Fund's ability to engage in interest rate swaps. Payments from transactions in interest rate swaps generally will be taxable as ordinary income to stockholders. See "Taxes."

Credit Default Swap Agreements

     The Fund may enter into credit default swap agreements. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Fund. The protection "buyer" in a credit default contract may be obligated to pay the protection "seller" an upfront or a periodic stream of payments over the term of the contract provided that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the "par value" (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As a seller, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value.

     Credit default swap agreements involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. The Fund will enter into credit default swap agreements only with counterparties who are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Investment Adviser to be equivalent to such rating. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. The Fund's obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund). The Fund will at all times segregate with its custodian in connection with each such transaction unencumbered liquid securities or cash with a value at least equal to the Fund's exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty), on a marked-to-market basis (as calculated pursuant to requirements of the Commission). Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will avoid any potential leveraging of the Fund's portfolio. Such segregation will not limit the Fund's exposure to loss.

Options

     Call Options. The Fund may purchase call options on any of the types of securities in which it may invest. A purchased call option gives the Fund the right to buy, and obligates the seller to sell, the underlying security at the exercise price at any time during the option period. The Fund may also purchase and sell call options on indices. Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater than the exercise price of the option.

     The Fund also is authorized to write (i.e., sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to certain of such options. A covered call option is an option in which the Fund, in return for a premium, gives another party a right to buy specified securities owned by the Fund at a specified future date and price set at the time of the contract. The principal reason for writing call options is the attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Fund's ability to sell the underlying security will be limited while the option is in effect unless the Fund enters into a closing purchase transaction. A closing purchase transaction cancels out the Fund's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options also serve as a partial hedge against the price of the underlying security declining.

     The Fund also is authorized to write (i.e., sell) uncovered call options on securities in which it may invest but that are not currently held by the Fund. The principal reason for writing uncovered call options is to realize income without committing capital to the ownership of the underlying securities. When writing uncovered call options, the Fund must deposit and maintain sufficient margin with the broker dealer through which it made the uncovered call option as collateral to ensure that the securities can be purchased for delivery if and when the option is exercised. In addition, the Fund will segregate with its custodian in connection with each such transaction unencumbered liquid securities or cash with a value at least equal to the Fund's exposure (the difference between the unpaid amounts owed by the Fund on such transaction minus any collateral deposited with the broker dealer), on a marked-to-market basis (as calculated pursuant to requirements of the Commission). Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will avoid any potential leveraging of the Fund's portfolio. Such segregation will not limit the Fund's exposure to loss. During periods of declining securities prices or when prices are stable, writing uncovered calls can be a profitable strategy to increase the Fund's income with minimal capital risk. Uncovered calls are riskier than covered calls because there is no underlying security held by the Fund that can act as a partial hedge. Uncovered calls have speculative characteristics and the potential for loss is unlimited. When an uncovered call is exercised, the Fund must purchase the underlying security to meet its call obligation. There is also a risk, especially with less liquid preferred and debt securities, that the securities may not be available for purchase. If the purchase price exceeds the exercise price, the Fund will lose the difference.

     Put Options. The Fund is authorized to purchase put options to hedge against a decline in the value of its securities or to seek to enhance its return. By buying a put option, the Fund acquires a right to sell the underlying security at the exercise price, thus limiting the Fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased.

     The Fund also has authority to write (i.e., sell) put options on the types of securities that may be held by the Fund, provided that such put options are covered, meaning that such options are secured by segregated, liquid instruments. The Fund will receive a premium for writing a put option, which increases the Fund's return. The Fund will not sell puts if, as a result, more than 50% of the Fund's assets would be required to cover its potential obligations under its hedging and other investment transactions.

     The Fund is also authorized to write (i.e., sell) uncovered put options on securities in which it may invest but that the Fund does not currently have a corresponding short position or has not deposited cash equal to the exercise value of the put option with the broker dealer through which it made the uncovered put option as collateral. The principal reason for writing uncovered put options is to receive premium income and to acquire a security at a net cost below the current market value. The Fund has the obligation to buy the securities at an agreed upon price if the securities decrease below the exercise price. If the securities price increases during the option period, the option will expire worthless and the Fund will retain the premium and will not have to purchase the securities at the exercise price. The Fund will segregate with its custodian in connection with such transaction unencumbered liquid securities or cash with a value at least equal to the Fund's exposure, on a marked-to-market basis (as calculated pursuant to requirements of the Commission). Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will avoid any potential leveraging of the Fund's portfolio. Such segregation will not limit the Fund's exposure to loss. The Fund also may purchase uncovered put options.

Financial Futures and Options Thereon

     The Fund is authorized to engage in transactions in financial futures contracts ("futures contracts") and related options on such futures contracts either as a hedge against adverse changes in the market value of its portfolio securities or to seek to enhance the Fund's income. A futures contract is an agreement between two parties which obligates the purchaser of the futures contract, to buy and the seller of a futures contract to sell a security for a set price on a future date or, in the case of an index futures contract, to make and accept a cash settlement based upon the difference in value of the index between the time the contract was entered into and the time of its settlement. A majority of transactions in futures contracts, however, do not result in the actual delivery of the underlying instrument or cash settlement, but are settled through liquidation (i.e., by entering into an offsetting transaction). Futures contracts have been designed by boards of trade which have been designated "contract markets" by the Commodities Futures Trading Commission (the "CFTC"). Transactions by the Fund in futures contracts and financial futures are subject to limitations as described below under "-- Restrictions on the Use of Futures Transactions."

     The Fund may sell financial futures contracts in anticipation of an increase in the general level of interest rates. Generally, as interest rates rise, the market values of securities that may be held by the Fund will fall, thus reducing the net asset value of the Fund. However, as interest rates rise, the value of the Fund's short position in the futures contract also will tend to increase, thus offsetting all or a portion of the depreciation in the market value of the Fund's investments which are being hedged. While the Fund will incur commission expenses in selling and closing out futures positions, these commissions are generally less than the transaction expenses which the Fund would have incurred had the Fund sold portfolio securities in order to reduce its exposure to increases in interest rates. The Fund also may purchase financial futures contracts in anticipation of a decline in interest rates when it is not fully invested in a particular market in which it intends to make investments to gain market exposure that may in part or entirely offset an increase in the cost of securities it intends to purchase. It is anticipated that, in a substantial majority of these transactions, the Fund will purchase securities upon termination of the futures contract.

     The Fund also has authority to purchase and write call and put options on futures contracts. Generally, these strategies are utilized under the same market and market sector conditions (i.e., conditions relating to specific types of investments) in which the Fund enters into futures transactions. The Fund may purchase put options or write call options on futures contracts rather than selling the underlying futures contract in anticipation of a decrease in the market value of securities or an increase in interest rates. Similarly, the Fund may purchase call options, or write put options on futures contracts, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value or a decline in interest rates of securities which the Fund intends to purchase.

     The Fund may engage in options and futures transactions on exchanges and options in the over-the-counter markets ("OTC options"). In general, exchange-traded contracts are third-party contracts (i.e., performance of the parties' obligation is guaranteed by an exchange or clearing corporation) with standardized strike prices and expiration dates. OTC options transactions are two-party contracts with price and terms negotiated by the buyer and seller. See "-- Restrictions on OTC Options" below for information as to restrictions on the use of OTC options.

     Restrictions on the Use of Futures Transactions. Under regulations of the CFTC, the futures trading activity described herein will not result in the Fund being deemed a "commodity pool," as defined under such regulations, provided that the Fund adheres to certain restrictions. In particular, the Fund may purchase and sell futures contracts and options thereon (i) for bona fide hedging purposes and (ii) for non-hedging purposes, if the aggregate initial margin and premiums required to establish positions in such contracts and options does not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts and options. Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.

     When the Fund purchases a futures contract or writes a put option or purchases a call option thereon, an amount of cash or liquid instruments will be segregated with the Fund's custodian so that the amount so segregated, plus the amount of variation margin held in the account of its broker, equals the market value of the futures contract, thereby ensuring that the use of such futures is unleveraged.

     Restrictions on OTC Options. The Fund will engage in transactions in OTC options only with banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. OTC options and assets used to cover OTC options written by the Fund are considered by the staff of the Commission to be illiquid. The illiquidity of such options or assets may prevent a successful sale of such options or assets, result in a delay of sale, or reduce the amount of proceeds that might otherwise be realized.

Risk Factors in Interest Rate Transactions and Options and Futures Transactions

     The use of interest rate transactions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Interest rate transactions involve the risk of an imperfect correlation between the index used in the hedging transaction and that pertaining to the securities that are the subject of such transaction. If the Investment Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. In addition, interest rate transactions that may be entered into by the Fund do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the security underlying an interest rate swap is prepaid and the Fund continues to be obligated to make payments to the other party to the swap, the Fund would have to make such payments from another source. If the other party to an interest rate swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive. In the case of a purchase by the Fund of an interest rate cap or floor, the amount of loss is limited to the fee paid. Since interest rate transactions are individually negotiated, the Investment Adviser expects to achieve an acceptable degree of correlation between the Fund's rights to receive interest on securities and its rights and obligations to receive and pay interest pursuant to interest rate swaps.

     Use of options and futures transactions to hedge the portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the prices of the securities that are the subject of the hedge. If the price of the options or futures moves more or less than the price of the subject of the hedge, the Fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The risk particularly applies to the Fund's use of futures and options thereon when it uses generally use such instruments as a so-called "cross-hedge," which means that the security that is the subject of the futures contract is different from the security being hedged by the contract. Use of options and futures and options thereon through uncovered call options and uncovered put options are highly speculative strategies. If the price of the uncovered option moves in the direction not anticipated by the Fund, the Fund's losses will not be limited.

     Prior to exercise or expiration, an exchange-traded option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market on an exchange for call or put options of the same series. The Fund intends to enter into options and futures transactions, on an exchange or in the over-the-counter market, only if there appears to be a liquid secondary market for such options and futures. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively hedge its portfolio. There is also the risk of loss by the Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, a futures contract or an option related to a futures contract.

Short Sales

     The Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. The Fund may make short sales both as a form of hedging to offset potential declines in long positions in similar securities and in order to seek to enhance return.

     When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

     The Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker dealer, usually cash, U.S. government securities or other liquid securities similar to those borrowed. The Fund also will be required to deposit similar collateral with its custodian to the extent, if any, necessary so that the value of both collateral deposits in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. Depending on arrangements made with the broker dealer from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker dealer.

     If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss. Conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

     The Fund also may make short sales "against the box." These transactions will involve either short sales of securities retained in the Fund's portfolio or securities which it has the right to acquire without the payment of further consideration.

Investments in Foreign Securities

     The Fund may invest without limitation in securities of issuers domiciled outside of the United States or that are denominated in various foreign currencies and multinational foreign currency units. Investment in such securities involves certain risks not involved in domestic investments.

     Public Information. Many of the foreign securities held by the Fund will not be registered with the Commission nor will the issuers thereof be subject to the reporting requirements of such agency. Accordingly, there may be less publicly available information about the foreign issuer of such securities than about a U.S. issuer, and such foreign issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of U.S. issuers. Traditional investment measurements, such as price/earnings ratios, as used in the United States, may not be applicable to such securities, particularly those issued in certain smaller, emerging foreign capital markets. Foreign issuers, and issuers in smaller, emerging capital markets in particular, generally are not subject to uniform accounting, auditing and financial reporting standards or to practices and requirements comparable to those applicable to domestic issuers.

     Trading Volume, Clearance and Settlement. Foreign financial markets, while often growing in trading volume, have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices may be more volatile than securities of comparable domestic companies. Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller, emerging capital markets, which may result in the Fund incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement could result in periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures could cause the Fund to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

     Government Supervision and Regulation. There generally is less governmental supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States. Further, brokerage commissions and other transaction costs on foreign securities exchanges generally are higher than in the United States.

     Restrictions on Foreign Investment. Some countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Fund. As illustrations, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons in a company to only a specific class of securities that may have less advantageous terms than securities of the company available for purchase by nationals. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

     A number of countries have authorized the formation of closed-end investment companies to facilitate indirect foreign investment in their capital markets. In accordance with the 1940 Act, the Fund may invest up to 10% of its total assets in securities of closed-end investment companies, not more than 5% of which may be invested in any one such company. This restriction on investments in securities of closed-end investment companies may limit opportunities for the Fund to invest indirectly in certain smaller capital markets. Shares of certain closed-end investment companies may at times be acquired only at market prices representing premiums to their net asset values. If the Fund acquires shares in closed-end investment companies, stockholders would bear both their proportionate share of the Fund's (including investment advisory fees) and, indirectly, the expenses of such closed-end investment companies. The Fund also may seek, at its own cost, to create its own investment entities under the laws of certain countries.

     In some countries, banks or other financial institutions may constitute a substantial number of the leading companies or companies with the most actively traded securities. The 1940 Act limits the Fund's ability to invest in any security of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from "securities related activities," as defined by the rules thereunder. These provisions may also restrict the Fund's investments in certain foreign banks and other financial institutions.

     Foreign Sub-Custodians and Securities Depositories. Rules adopted under the 1940 Act permit the Fund to maintain its foreign securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Certain banks in foreign countries may not be eligible sub-custodians for the Fund, in which event the Fund may be precluded from purchasing securities in certain foreign countries in which it otherwise would invest or the Fund may incur additional costs and delays in providing transportation and custody services for such securities outside of such countries. The Fund may encounter difficulties in effecting on a timely basis portfolio transactions with respect to any securities of issuers held outside their countries. Other banks that are eligible foreign sub-custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain countries there may be legal restrictions or limitations on the ability of the Fund to recover assets held in custody by foreign sub-custodians in the event of the bankruptcy of the sub-custodian.

Other Investment Strategies

     Repurchase Agreements and Purchase and Sale Contracts. The Fund may invest in securities pursuant to repurchase agreements and purchase and sale contracts. Repurchase agreements and purchase and sale contracts may be entered into only with a member bank of the Federal Reserve System or primary dealer in U.S. Government securities. Under such agreements, the bank or primary dealer agrees, upon entering into the contract, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. In the case of repurchase agreements, the prices at which the trades are conducted do not reflect accrued interest on the underlying obligations; whereas, in the case of purchase and sale contracts, the prices take into account accrued interest. Such agreements usually cover short periods, such as under one week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In the case of a repurchase agreement, the Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement; the Fund does not have the right to seek additional collateral in the case of purchase and sale contracts. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. A purchase and sale contract differs from a repurchase agreement in that the contract arrangements stipulate that the securities are owned by the Fund. In the event of a default under such a repurchase agreement or a purchase and sale contract, instead of the contractual fixed rate of return, the rate of return to the Fund shall be dependent upon intervening fluctuations of the market value of such security and the accrued interest on the security. In such event, the Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform.

     Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement by the Fund to repurchase the securities at an agreed upon price, date and interest payment. The use by the Fund of reverse repurchase agreements involves many of the same risks of leverage described under "Risk Factors and Special Considerations--Leverage" and "--Leverage" above since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. At the time the Fund enters into a reverse repurchase agreement, it may segregate with the custodian liquid instruments having a value not less than the repurchase price (including accrued interest). If the Fund segregates such liquid instruments, a reverse repurchase agreement will not be considered a borrowing by the Fund; however, under circumstances in which the Fund does not segregate such liquid instruments, such reverse repurchase agreement will be considered a borrowing for the purpose of the Fund's limitation on borrowings. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Fund has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund in connection with the reverse repurchase agreement may decline in price. In the event the buyer of securities under a reverse repurchase agreement file for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

     Lending of Portfolio Securities. The Fund may lend securities with a value not exceeding 33-1/3% of its total assets or the limit prescribed by applicable law to banks, brokers and other financial institutions. In return, the Fund receives collateral in cash or securities issued or guaranteed by the U.S. Government, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities.

     The Fund maintains the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. The Fund receives the income on the loaned securities. Where the Fund receives securities as collateral, the Fund receives a fee for its loans from the borrower and does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned, net of any amount rebated to the borrower. As a result, the Fund's yield may increase. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Fund is obligated to return the collateral to the borrower at the termination of the loan. The Fund could suffer a loss in the event the Fund must return the cash collateral and there are losses on investments made, with the cash collateral. In the event the borrower defaults on any of its obligations with respect to a securities loan, the Fund could suffer a loss where there are losses on investments made with the cash collateral or, where the value of the securities collateral falls below the market value of the borrowed securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connections with its loans. The Fund has received an exemptive order from the Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") or its affiliates and to retain an affiliate of the Fund as lending agent. See "Portfolio Transactions."

     When-Issued and Forward Commitment Securities. The Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. When such transactions are negotiated, the price, which generally is expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Fund will enter into when-issued and forward commitment transactions only with the intention of actually receiving or delivering the securities, as the case may be. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it can incur a gain or loss. At the time the Fund enters into a transaction on a when-issued or forward commitment basis, it will segregate with the custodian cash or other liquid instruments with a value not less than the value of the when-issued or forward commitment securities. The value of these assets will be monitored daily to ensure that their marked to market value at all times will exceed the corresponding obligations of the Fund. There is always a risk that the securities may not be delivered, and the Fund may incur a loss. Settlements in the ordinary course, which may take substantially more than five business days for mortgage-related securities, are not treated by the Fund as when-issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.

     Standby Commitment Agreements. The Fund from time to time may enter into standby commitment agreements. Such agreements commit the Fund, for a stated period of time, to purchase a stated amount of a fixed income security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security is fixed at the time of the commitment. At the time of entering into the agreement the Fund may be paid a commitment fee, regardless of whether or not the security ultimately is issued. The Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price which is considered advantageous to the Fund. The Fund at all times will segregate with the custodian cash or other liquid instruments with a value equal to the purchase price of the securities underlying the commitment.

     There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Fund may bear the risk of decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.

     The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security reasonably can be expected to be issued and the value of the security thereafter will be reflected in the calculation of the Fund's net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

                            ----------------------

     The Fund may in the future employ new or additional investment strategies and hedging instruments if those strategies and instruments are consistent with the Fund's investment objectives and are permissible under applicable regulations governing the Fund.


                            INVESTMENT RESTRICTIONS

     The following are fundamental investment restrictions of the Fund and, prior to the issuance of any preferred stock, may not be changed without the approval of the holders of a majority of the Fund's outstanding shares of common stock (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the shares of common stock represented at a meeting at which more than 50% of the outstanding shares of common stock are represented or
(ii) more than 50% of the outstanding shares). Subsequent to the issuance of a class of preferred stock, the following investment restrictions may not be changed without the approval of a majority of the outstanding shares of common stock and of preferred stock, voting together as a class, and the approval of a majority of the outstanding shares of preferred stock, voting separately by class. The Fund may not:

          1. Make any investment inconsistent with the Fund's classification as a diversified company under the 1940 Act.

          2. Make investments for the purpose of exercising control or management.

          3. Purchase or sell real estate, commodities or commodity contracts, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by entities that invest in real estate or interests therein, and the Fund may purchase and sell financial futures contracts and options thereon.

          4. Issue senior securities or borrow money except as permitted by
     Section 18 of the 1940 Act.

          5. Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities.

          6. Make loans to other persons, except (i) the Fund shall not be deemed to be making a loan to the extent that the Fund purchases Corporate Loans or other debt instruments and enters into repurchase agreements or any similar instruments and (ii) the Fund may lend its portfolio securities in an amount not in excess of 33-1/3% of its total assets, taken at market value, provided that such loans shall be made in accordance with the guidelines set forth in this prospectus.

          7. Invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in any one industry; provided that this limitation shall not apply with respect to obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities.

     Additional investment restrictions adopted by the Fund, which may be changed by the Board of Directors without stockholder approval, provide that the Fund may not:

          b. Purchase securities of other investment companies, except to the extent that such purchases are permitted by applicable law.

          c. Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with borrowings mentioned in investment restriction (4) above or except as may be necessary in connection with transactions described under "Other Investment Policies" above.

          d. Purchase any securities on margin, except that the Fund may obtain such short term credit as may be necessary for the clearance of purchases and sales of portfolio securities (the deposit or payment by the Fund of initial or variation margin in connection with financial futures contracts and options thereon is not considered the purchase of a security on margin).

          e. Change its policy of investing, under normal circumstances, at least 80% of the value of its assets in high yield securities, unless the Fund provides its stockholders with at least 60 days' prior written notice of such change. For these purposes, "assets" means net assets, including assets acquired from the sale of preferred stock, plus the amount of any borrowings for investment purposes.

     If a percentage restriction on investment policies or the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation.

     The Investment Adviser of the Fund and Merrill Lynch are owned and controlled by Merrill Lynch & Co., Inc. ("ML & Co."). Because of the affiliation of Merrill Lynch with the Investment Adviser, the Fund is prohibited from engaging in certain transactions involving Merrill Lynch except pursuant to an exemptive order or otherwise in compliance with the provisions of the 1940 Act and the rules and regulations thereunder. Included among such restricted transactions will be purchases from or sales to Merrill Lynch of securities in transactions in which it acts as principal. See "Portfolio Transactions."


                            DIRECTORS AND OFFICERS

     The Directors of the Fund consist of ____ individuals, ____ of whom are not "interested persons" of the Fund as defined in the 1940 Act (the "non-interested Directors"). The Directors are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act.

     Each non-interested Director is a member of the Fund's Audit and Nominating Committee (the "Committee"). The principal responsibilities of the Committee are the appointment, compensation and oversight of the Fund's independent auditors, including resolution of disagreements regarding financial reporting between Fund management and such auditors. The Board of the Fund has adopted a written charter for the Committee. The Committee also reviews and nominates candidates to serve as non-interested Directors. The Committee has retained independent legal counsel to assist them in connection with these duties. The Committee has not held any meetings since the Fund was incorporated on March 13, 2003.

     Biographical Information. Certain biographical and other information relating to the non-interested Directors of the Fund is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in the complex of funds advised by the Investment Adviser and its affiliate, Merrill Lynch Investment Managers, L.P. ("MLIM"), ("FAM/MLIM-advised funds") and other public directorships.


                                                                                      Number of
                                            Term of                                   FAM/MLIM-
                           Position(s)    Office** and                              Advised Funds
                               Held        Length of     Principal Occupation(s)    and Portfolios          Public
 Name, Address* and Age   with the Fund   Time Served    During Past Five Years        Overseen         Directorships
-----------------------   -------------   -------------  ----------------------     --------------      -------------

                                              [TO BE PROVIDED BY AMENDMENT]



*  The address of each Director is P.O. Box 9095, Princeton, New Jersey
   08543-9095.
** Each Director serves until his or her successor is elected and qualified, or until his or her death or resignation, or removal as provided in the Fund's By-laws, Charter or by statute.

     Certain biographical and other information relating to the Director who is an "interested person" of the Fund as defined in the 1940 Act (the "interested Director") and to the other officers of the Fund is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in FAM/MLIM-advised funds and public directorships held.



                                                                                      Number of
                                            Term of                                   FAM/MLIM-
                           Position(s)     Office and                               Advised Funds
                               Held        Length of     Principal Occupation(s)    and Portfolios          Public
 Name, Address+ and Age   with the Fund   Time Served    During Past Five Years        Overseen         Directorships
------------------------  -------------   -----------    ----------------------     --------------      -------------

                                              [TO BE PROVIDED BY AMENDMENT]

B. Daniel Evans (58)      Vice            Vice          Director of MLIM since     18 registered       None
                          President and   President     2000; Vice President of    investment
                          Co-Portfolio    and           MLIM from 1995 to 2000.    companies
                          Manager         Co-Portfolio                             consisting of
                                          Manager                                  15 portfolios
                                          since 2003

Elizabeth M. Phillips     Vice            Vice          Director of MLIM since     8 registered        None
(52)                      President and   President     2001; Vice President of    investment
                          Co-Portfolio    and           MLIM from 1990 to 2001;    companies
                          Manager         Co-Portfolio  Portfolio Manager of FAM   consisting of 8
                                          Manager       and MLIM since 1993.       portfolios
                                          since 2003

David Clayton (35)        Secretary       Secretary     Vice President of MLIM     14 registered       None
                                          of the Fund   since 2000; Attorney in    investment
                                          since 2003    private practice from      companies
                                                        1995 to 2000.              consisting of
                                                                                   16 portfolios


-------------------------
+ The address of each Officer listed is P.O. Box 9095, Princeton, New Jersey 08543-9095.
* ____________ is a director, trustee or member of an advisory board of certain other FAM/MLIM-advised funds. ___________is an "interested person," as defined in the 1940 Act, of the Fund based on
    --------------------------------.
** Elected by and serves at the pleasure of the Board of Directors of the Fund.
*** As Director, _______________ serves until his successor is elected and qualified or until his death or resignation, or removal as provided in the Fund's by-laws, Charter or by statute, or until December 31, of the year in which he or she turns 72.


     In the event that the Fund issues preferred stock, holders of shares of preferred stock, voting as a separate class, will be entitled to elect two of the Fund's Directors, and the remaining Directors will be elected by all holders of capital stock, voting as a single class. See "Description of Capital Stock."

     Share Ownership. Information relating to each Director's share ownership in the Fund and in all registered funds in the Merrill Lynch family of funds that are overseen by the respective Director ("Supervised Merrill Lynch Funds") as of December 31, 2002 is set forth in the chart below.

                                                                                      Aggregate Dollar Range of
                                                Aggregate Dollar Range                Securities in Supervised
Name                                             of Equity in the Fund                  Merrill Lynch Funds*
----------                               -----------------------------------       ---------------------------------
Interested Director:
                                         [TO BE PROVIDED BY AMENDMENT]
Non-Interested Directors:
                                         [TO BE PROVIDED BY AMENDMENT]




-------------------------
* For the number of FAM/MLIM-advised funds from which each Director receives compensation, see the table above under "Directors and Officers-- Biographical Information."

     As of the date of this prospectus, the Investment Adviser owned all of the outstanding shares of common stock of the Fund; none of the Directors and officers of the Fund owned outstanding shares of the Fund. As of the date of this prospectus, none of the non-interested Directors of the Fund nor any of their immediate family members owned beneficially or of record any securities in ML & Co.

Compensation of Directors

     Pursuant to its investment advisory agreement with the Fund (the "Investment Advisory Agreement"), the Investment Adviser pays all compensation of officers and employees of the Fund as well as the fees of all Directors of the Fund who are affiliated persons of ML & Co. or its subsidiaries as well as such Directors' actual out-of-pocket expenses relating to attendance at meetings.

     Each non-interested Director receives an aggregate annual retainer of $________ for his or her services to FAM/MLIM-advised funds, including the Fund. The portion of the annual retainer allocated to each FAM/MLIM-advised fund is determined quarterly based on the relative net assets of each such fund. In addition, each non-interested Director receives a fee per in-person Board meeting attended and per in-person Committee meeting attended. The annual per meeting fees paid to each non-interested Director aggregate $_______ for all FAM/MLIM-advised funds for which that Director serves and are allocated equally among those funds.

     The following table sets forth the estimated compensation to be paid by the Fund to the non-interested Directors projected through the end of the Fund's first full fiscal year and the aggregate compensation paid to them from all registered FAM/MLIM-advised funds for the calendar year ended December 31, 2002.


                                                                                                          Aggregate
                                            Estimated                                                 Compensation from
                                            Aggregate      Pension or Retirement      Estimated         Fund and other
                            Position      Compensation      Benefits Accrued as    Annual Benefits     FAM/MLIM-Advised
Name                       with Fund        from Fund       Part of Fund Expense   upon Retirement          Funds
-----------------------  ---------------- --------------  ----------------------- -----------------   --------------------

                                              [TO BE PROVIDED BY AMENDMENT]


                INVESTMENT ADVISORY AND MANAGEMENT ARRANGEMENTS

     The Investment Adviser, which is owned and controlled by ML & Co., a financial services holding company and the parent of Merrill Lynch, provides the Fund with investment advisory and administrative services. The Investment Adviser acts as the investment adviser to more than 100 registered investment companies and offers investment advisory services to individuals and institutional accounts. As of December 2002, the Investment

Adviser and its affiliates, including MLIM, had a total of approximately $462 billion in investment company and other portfolio assets under management, including approximately $290 billion in fixed income assets. This amount includes assets managed by certain affiliates of the Investment Adviser. The Investment Adviser is a limited partnership, the partners of which are ML & Co. and Princeton Services, Inc. The principal business address of the Investment Adviser is 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

     The Investment Advisory Agreement provides that, subject to the direction of the Fund's Board of Directors, the Investment Adviser is responsible for the actual management of the Fund's portfolio. The responsibility for making decisions to buy, sell or hold a particular security rests with the Investment Adviser, subject to review by the Board of Directors.

     The Fund's portfolio managers will consider analyses from various sources, make the necessary investment decisions, and place orders for transactions accordingly. The Investment Adviser also will be responsible for the performance of certain management services for the Fund. B. Daniel Evans and Elizabeth M. Phillips are the portfolio managers for the Fund and are primarily responsible for the Fund's day-to-day management.

     For its services, the Fund pays the Investment Adviser a monthly fee at the annual rate of 0.___% of the Fund's average weekly net assets plus the proceeds of any outstanding borrowings used for leverage ("average weekly net assets" means the average weekly value of the total assets of the Fund, including the amount obtained from leverage and any proceeds from the issuance of preferred stock, minus the sum of (i) accrued liabilities of the Fund, (ii) any accrued and unpaid interest on outstanding borrowings and (iii) accumulated dividends on shares of preferred stock). For purposes of this calculation, average weekly net assets is determined at the end of each month on the basis of the average net assets of the Fund for each week during the month. The assets for each weekly period are determined by averaging the net assets at the last business day of a week with the net assets at the last business day of the prior week.

     The Investment Advisory Agreement obligates the Investment Adviser to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Fund connected with investment and economic research, trading and investment management of the Fund, as well as the compensation of all Directors of the Fund who are affiliated persons of the Investment Adviser or any of its affiliates. The Fund pays all other expenses incurred in the operation of the Fund, including, among other things, expenses for legal and auditing services, taxes, costs of preparing, printing and mailing proxies, listing fees, stock certificates and stockholder reports, charges of the custodian and the transfer agent, dividend disbursing agent and registrar, Commission fees, fees and expenses of non-interested Directors, accounting and pricing costs, insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, mailing and other expenses properly payable by the Fund. Certain accounting services are provided to the Fund by State Street Bank and Trust Company ("State Street") pursuant to an agreement between State Street and the Fund. The Fund will pay the costs of these services. In addition, the Fund will reimburse the Investment Adviser for certain additional accounting services.

     Unless earlier terminated as described below, the Investment Advisory Agreement will remain in effect for a period of two years from the date of execution and will remain in effect from year to year thereafter if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Fund and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the 1940
Act) of any such party. Such contract is not assignable and may be terminated without penalty on 60 days' written notice at the option of either party thereto or by the vote of the stockholders of the Fund.

     The Investment Adviser has also entered into a sub-advisory agreement (the "Sub-Advisory Agreement") with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of the Investment Adviser, pursuant to which the Investment Adviser pays MLAM U.K. a fee for providing investment advisory services to the Investment Adviser with respect to the Fund in an amount to be determined from time to time by the Investment Adviser and MLAM U.K., but in no event in excess of the amount the Investment Adviser actually receives pursuant to the Investment Advisory Agreement. MLAM U.K. has offices at Milton Gate, 1 Moor Lane, London EC2Y 9HA, England. The following entities may be considered "controlling persons" of MLAM U.K.: Merrill Lynch Europe PLC (MLAM U.K.'s parent), a subsidiary of Merrill Lynch International Holdings, Inc., a subsidiary of Merrill Lynch International, Inc., a subsidiary of ML & Co.

     In connection with the Board of Director's consideration of the Investment Advisory Agreement, the Board reviewed information derived from a number of sources and covering a range of issues relating to, among other things, alternatives to the Investment Advisory Agreement. The Board of Directors considered the services to be provided to the Fund by the Investment Adviser under the Investment Advisory Agreement, as well as other services to be provided by the Investment Adviser and its affiliates under other agreements, and the personnel who will provide these services. In addition to investment advisory services to be provided to the Fund, the Investment Adviser and its affiliates will provide administrative services, shareholder services, oversight of fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund. The Fund's Board of Directors also considered the Investment Adviser's costs of providing such services, and the direct and indirect benefits to the Investment Adviser from its relationship with the Fund. The benefits considered by the Board included not only the Investment Adviser's compensation for investment advisory services, but also compensation paid to the Investment Adviser or its affiliates for other, non-advisory, services provided to the Fund. In connection with its consideration of the Investment Advisory Agreement, the Board of Directors also compared the Fund's advisory fee rate and anticipated expense ratios to those of comparable leveraged, closed-end funds ("comparable funds") investing in high yield securities. [It was noted that the Fund's advisory fee rate is lower than the advisory fee rate of some of the comparable funds and higher than the advisory fee rate of some of the other comparable funds]. Based in part on this comparison, and taking into account the various services to be provided to the Fund by the Investment Adviser and its affiliates, the Fund's Board of Directors concluded that the advisory fee rate was reasonable. The Board considered whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in any economies of scale that the Investment Adviser may experience as a result of growth in the Fund's assets. The Fund's Board of Directors also reviewed materials supplied by counsel that were prepared for use by the Board in fulfilling its duties under the 1940 Act.

     In connection with the Board of Director's consideration of the Sub-Advisory Agreement, the Board reviewed information derived from a number of sources and covering a range of issues relating to, among other things, alternatives to the Sub-Advisory Agreement. The Board of Directors considered the services to be provided by MLAM U.K. to the Investment Adviser for the Fund and the personnel who will provide these services. The Fund's Board of Directors considered the direct and indirect benefits to MLAM U.K. from its relationship to the Investment Adviser and the Fund. The benefits considered by the Board included not only compensation to MLAM U.K. for sub-advisory services but also compensation paid to the Investment Adviser or its other affiliates for other non-advisory services provided to the Fund. In connection with its consideration of the Sub-Advisory Agreement, the Board of Directors also compared the advisory fee rate (including any sub-advisory fee) and anticipated expense ratios to those of comparable funds. [It was noted that the Fund's advisory fee rate (including any sub-advisory fee) is lower than the advisory fee rate of some of the comparable funds and higher than the advisory fee of some of the other comparable funds]. Based in part on this comparison, and taking into account the services to be provided to the Investment Adviser and the Fund by MLAM U.K., the Fund's Board of Directors concluded that the terms of the Sub-Advisory Agreement were reasonable.

     Based on the information reviewed and the discussions, the Board of Directors, including a majority of the non-interested Directors, concluded that it was satisfied with the nature and quality of the services to be provided by the Investment Adviser and the Sub-Adviser to the Fund and that the advisory fee rate was reasonable in relation to such services. The non-interested Directors were represented by independent counsel who assisted them in their deliberations.

     Securities held by the Fund may also be held by, or be appropriate investments for, other funds or investment advisory clients for which the Investment Adviser or its affiliates act as an adviser. Because of different investment objectives or other factors, a particular security may be bought for an advisory client when other clients are selling the same security. If purchases or sales of securities by the Investment Adviser for the Fund or other funds for which it acts as investment adviser or for advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. Transactions effected by the Investment Adviser (or its affiliates) on behalf of more than one of its clients during the same period may increase the demand for securities being purchased or the supply of securities being sold, causing an adverse effect on price.

Code of Ethics

     The Fund's Board of Directors approved a Code of Ethics under Rule 17j-1 of the 1940 Act that covers the Fund, the Investment Adviser and MLAM U.K. The Code of Ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to the Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund.


                            PORTFOLIO TRANSACTIONS

     Subject to policies established by the Board of Directors, the Investment Adviser is primarily responsible for the execution of the Fund's portfolio transactions and the allocation of brokerage. The Fund has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities of the Fund. Where possible, the Fund deals directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. It is the policy of the Fund to obtain the best results in conducting portfolio transactions for the Fund, taking into account such factors as price (including the applicable dealer spread or commission), the size, type and difficulty of the transaction involved, the firm's general execution and operations facilities and the firm's risk in positioning the securities involved. The cost of portfolio securities transactions of the Fund primarily consists of dealer or underwriter spreads and brokerage commissions. While reasonable competitive spreads or commissions are sought, the Fund will not necessarily be paying the lowest spread or commission available.

     Subject to obtaining the best net results, dealers who provide supplemental investment research (such as quantitative and modeling information assessments and statistical data and provide other similar services) to the Investment Adviser may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Investment Advisory Agreement and the expense of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Supplemental investment research obtained from such dealers might be used by the Investment Adviser in servicing all of its accounts and such research might not be used by the Investment Adviser in connection with the Fund.

     Under the 1940 Act, persons affiliated with the Fund and persons who are affiliated with such persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. Since transactions in the over-the-counter market usually involve transactions with dealers acting as principal for their own accounts, affiliated persons of the Fund, including Merrill Lynch and any of its affiliates, will not serve as the Fund's dealer in such transactions. However, affiliated persons of the Fund may serve as its broker in listed or over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which Merrill Lynch is a member or in a private placement in which Merrill Lynch serves as placement agent except pursuant to procedures adopted by the Board of Directors of the Fund that either comply with rules adopted by the Commission or with interpretations of the Commission staff.

     Certain court decisions have raised questions as to the extent to which investment companies should seek exemptions under the 1940 Act in order to seek to recapture underwriting and dealer spreads from affiliated entities. The Directors have considered all factors deemed relevant and have made a determination not to seek such recapture at this time. The Directors will reconsider this matter from time to time.

     Section 11(a) of the Securities Exchange Act of 1934 generally prohibits members of the U.S. national securities exchanges from executing exchange transactions for their affiliates and institutional accounts that they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with a statement setting forth the aggregate compensation received by the member in effecting such transactions, and (iii) complies with any rules the Commission has prescribed with respect to the requirements of clauses (i) and (ii). To the extent Section 11(a) would apply to Merrill Lynch acting as a broker for the Fund in any of its portfolio transactions executed on any such securities exchange of which it is a member, appropriate consents have been obtained from the Fund and annual statements as to aggregate compensation will be provided to the Fund.

     The Fund has received an exemptive order from the Commission permitting it to lend portfolio securities to Merrill Lynch or its affiliates. Pursuant to that order, the Fund also has retained an affiliated entity of the Investment Adviser as the securities lending agent for a fee, including a fee based on a share of the returns on investment of cash collateral. That entity may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by that entity or in registered money market funds advised by the Investment Adviser or its affiliates.

     Because of the affiliation of Merrill Lynch with the Investment Adviser, the Fund is prohibited from engaging in certain transactions involving Merrill Lynch except pursuant to an exemptive order or otherwise in compliance with the provisions of the 1940 Act and the rules and regulations thereunder. Included among such restricted transactions will be purchases from or sales to Merrill Lynch of securities in transactions in which it acts as principal.

     Securities may be held by, or be appropriate investments for, the Fund as well as other funds or investment advisory clients of the Investment Adviser or its affiliates. Because of different objectives or other factors, a particular security may be bought for one or more clients of the Investment Adviser or an affiliate when one or more clients of the Investment Adviser or an affiliate are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Fund or other clients or funds for which the Investment Adviser or an affiliate act as investment adviser, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser or an affiliate during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

     Investments in high yield securities, including high yield bonds, Corporate Loans or other privately placed securities, may result in the Fund receiving material nonpublic information ("inside information") concerning the borrower or issuer. Accordingly, the Fund has established certain procedures reasonably designed to prevent the unauthorized access, dissemination or use of such inside information. Receipt of inside information concerning a borrower or issuer may, under certain circumstances, prohibit the Fund, or other funds or accounts managed by the same portfolio managers, from trading in the public securities of the borrower or issuer. Conversely, the portfolio managers for the Fund may, under certain circumstances, decline to receive inside information made available by the borrower or issuer in order to allow the Fund, or other funds or accounts managed by the same portfolio managers, to continue to trade in the public securities of such borrower or issuer.

Portfolio Turnover

     Generally, the Fund does not purchase securities for short term trading profits. However, the Fund may dispose of securities without regard to the time they have been held when such actions, for defensive or other reasons, appear advisable to the Investment Adviser. While it is not possible to predict turnover rates with any certainty, at present it is anticipated that the Fund's annual portfolio turnover rate, under normal circumstances, should be less than 100%. (The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. For purposes of determining this rate, all securities whose maturities at the time of acquisition are one year or less are excluded.) A high portfolio turnover rate results in greater transaction costs, which are borne directly by the Fund and also has certain tax consequences for stockholders.

                          DIVIDENDS AND DISTRIBUTIONS

     The Fund intends to distribute dividends of all or a portion of its net investment income monthly to holders of common stock. It is expected that the Fund will commence paying dividends to holders of common stock within approximately 90 days of the date of this prospectus. The Fund may at times in its discretion pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income in addition to net investment income earned in other periods in order to permit the Fund to maintain a more stable level of distributions. As a result, the dividend paid by the Fund to holders of common stock for any particular period may be more or less than the amount of net investment income earned by the Fund during such period. The Fund is not required to maintain a stable level of distributions to stockholders and may choose not to do so. For Federal tax purposes, the Fund is required to distribute substantially all of its net investment income for each calendar year. All net realized capital gains, if any, will be distributed to the Fund's stockholders at least annually.

     While any indebtedness is outstanding the Fund may not declare any cash dividend or other distribution upon any class of its capital stock, or purchase any such capital stock, unless the aggregate indebtedness of the Fund has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be.

     While any shares of preferred stock are outstanding, the Fund may not declare any cash dividend or other distribution on its common stock, or purchase any such capital stock unless at the time of such declaration, (i) all accumulated preferred stock dividends have been paid and (ii) the net asset value of the Fund's portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of the liquidation value of the outstanding preferred stock (expected to be equal to the original purchase price per share plus any accumulated and unpaid dividends thereon).

     See "Automatic Dividend Reinvestment Plan" for information concerning the manner in which dividends and distributions to common stockholders may be automatically reinvested in shares of common stock. Dividends and distributions may be taxable to stockholders whether they are reinvested in shares of the Fund or received in cash.

     The yield on the Fund's common stock will vary from period to period depending on factors including, but not limited to, market conditions, the timing of the Fund's investment in portfolio securities, the securities comprising the Fund's portfolio, the ability of the issuer of the portfolio securities to pay interest or dividends on such securities, changes in interest rates including changes in the relationship between short term rates and long term rates, the amount and timing of the use of borrowings and other leverage by the Fund, the effects of leverage on the common stock discussed above under "Other Investment Policies -- Leverage", the timing of the investment of leverage proceeds in portfolio securities and the Fund's net assets and its operating expenses. Consequently, the Fund cannot guarantee any particular yield on its shares and the yield for any given period is not an indication or representation of future yields on Fund shares.


                                     TAXES

General

     The Fund intends to elect and to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Code. As long as it so qualifies, in any taxable year in which it distributes at least 90% of its net income (see below), the Fund (but not its stockholders) will not be subject to Federal income tax to the extent that it distributes its net investment income and net realized capital gains. The Fund intends to distribute substantially all of such income. If, in any taxable year, the Fund fails to qualify as a RIC under the Code, it would be taxed in the same manner as a corporation and all distributions from earnings and profits to its shareholders would be taxable as ordinary income.

     The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amounts from previous years. While the Fund intends to distribute its income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

     Dividends paid by the Fund from its ordinary income or from an excess of net short term capital gains over net long term capital losses (together referred to hereafter as "ordinary income dividends") are taxable to stockholders as ordinary income. Distributions made from an excess of net long term capital gains over net short term capital losses (including gains or losses from certain transactions in futures and options) ("capital gain dividends") are taxable to stockholders as long term capital gains, regardless of the length of time the stockholder has owned Fund shares. Any loss upon the sale or exchange of Fund shares held for six months or less will be treated as long term capital loss to the extent of any capital gain dividends received by the stockholder. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Generally not later than 60 days after the close of its taxable year, the Fund will provide its stockholders with a written notice designating the amounts of any ordinary income dividends or capital gain dividends, as well as dividends eligible for the dividends received deduction, if any.

     Dividends are taxable to stockholders even though they are reinvested in additional shares of the Fund. Distributions attributable to any dividend income earned by the Fund will be eligible for the dividends received deduction allowed to corporations under the Code, if certain requirements are met. If the Fund pays a dividend in January which was declared in the previous October, November or December to stockholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its stockholders on December 31 of the year in which the dividend was declared.

     The IRS has taken the position in a revenue ruling that if a RIC has two classes of shares, it may designate distributions made to each class in any year as consisting of no more than such class's proportionate share of particular types of income, including net long term capital gains. A class's proportionate share of a particular type of income is determined according to the percentage of total dividends paid by the RIC during such year that was paid to such class. Consequently, if both common stock and preferred stock are outstanding, the Fund intends to designate distributions made to the classes as consisting of particular types of income in accordance with the classes' proportionate shares of such income. Thus, capital gain dividends will be allocated between the holders of common stock and any preferred stock in proportion to the total dividends paid to each class during the taxable year, or otherwise as required by applicable law.

     If the Fund utilizes leverage through borrowings, it may be restricted by loan covenants with respect to the declaration and payment of dividends in certain circumstances. See "Other Investment Policies-- Leverage." Additionally, if any time when shares of preferred stock are outstanding the Fund does not meet the asset coverage requirements of the 1940 Act, the Fund will be required to suspend distributions to holders of common stock until the asset coverage is restored. See "Dividends and Distributions." Limits on the Fund's payment of dividends may prevent the Fund from distributing at least 90% of its net income and may therefore jeopardize the Fund's qualification for taxation as a RIC and/or may subject the Fund to the 4% excise tax described above. Upon any failure to meet the asset coverage requirements of the 1940 Act, the Fund may, in its sole discretion, redeem shares of preferred stock in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its stockholders of failing to qualify as a RIC. There can be no assurance, however, that any such action would achieve these objectives. The Fund will endeavor to avoid restriction of its dividend payments.

     As noted above, the Fund must distribute annually at least 90% of its net investment income. A distribution will only be counted for this purpose if it qualifies for the dividends paid deduction under the Code. Some types of preferred stock that the Fund has the authority to issue may raise an issue as to whether distributions on such preferred stock are "preferential" under the Code and therefore not eligible for the dividends paid deduction. In the event the Fund determines to issue preferred stock, the Fund intends to issue preferred stock that counsel advises will not result in the payment of a preferential dividend. If the Fund ultimately relies on a legal opinion in the event it issues such preferred stock, there is no assurance that the IRS would agree that dividends on the preferred stock are not preferential. If the IRS successfully disallowed the dividends paid deduction for dividends on the preferred stock, the Fund could lose the benefit of the special treatment afforded RICs under the Code.

     A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

     Ordinary income dividends paid to stockholders who are nonresident aliens or foreign entities will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident stockholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.

     Under certain Code provisions, some stockholders may be subject to a withholding tax on ordinary income dividends, capital gain dividends and redemption payments ("backup withholding"). Generally, stockholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

     Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Stockholders may be able to claim U.S. foreign tax credits with respect to such taxes, subject to certain conditions and limitations contained in the Code. For example, certain retirement accounts cannot claim foreign tax credits on investments in foreign securities held in the Fund. In addition, a foreign tax credit may be claimed with respect to withholding tax on a dividend only if the stockholder meets certain holding period requirements. The Fund also must meet these holding period requirements, and if the Fund fails to do so, it will not be able to "pass through" to stockholders the ability to claim a credit or a deduction for the related foreign taxes paid by the Fund. If the Fund satisfies the holding period requirements and more than 50% in value of its total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible, and intends, to file an election with the Internal Revenue Service pursuant to which stockholders of the Fund will be required to include their proportionate shares of such withholding taxes in their U.S. income tax returns as gross income, treat such proportionate shares as taxes paid by them, and deduct their proportionate shares in computing their taxable incomes or, alternatively, use them as foreign tax credits against their U.S. income taxes. No deductions for foreign taxes, moreover, may be claimed by noncorporate stockholders who do not itemize deductions. A stockholder that is a nonresident alien individual or a foreign corporation may be subject to U.S. withholding tax on the income resulting from the Fund's election described in this paragraph but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such stockholder. The Fund will report annually to its stockholders the amount per share of such withholding taxes and other information needed to claim the foreign tax credit. For this purpose, the Fund will allocate foreign taxes and foreign source income between common stock and any preferred shares according to a method similar to that described above for the allocation of capital gains and other types of income.

     The Fund may invest up to 10% of its total assets in securities of other investment companies. If the Fund purchases shares of an investment company (or similar investment entity) organized under foreign law, the Fund will be treated as owning shares in a passive foreign investment company ("PFIC") for U.S. Federal income tax purposes. The Fund may be subject to U.S. Federal income tax, and an additional tax in the nature of interest (the "interest charge"), on a portion of the distributions from such a company and on gain from the disposition of the shares of such a company (collectively referred to as "excess distributions"), even if such excess distributions are paid by the Fund as a dividend to its stockholders. The Fund may be eligible to make an election with respect to certain PFICs in which it owns shares that will allow it to avoid the taxes on excess distributions. However, such election may cause the Fund to recognize income in a particular year in excess of the distributions received from such PFICs. Alternatively, the Fund could elect to "mark to market" at the end of each taxable year all shares that it holds in PFICs. If it made this election, the Fund would recognize as ordinary income any increase in the value of such shares over their adjusted basis and as ordinary loss any decrease in such value to the extent it did not exceed prior increases. By making the mark-to-market election, the Fund could avoid imposition of the interest charge with respect to excess distributions from PFICs, but in any particular year might be required to recognize income in excess of the distributions it received from PFICs.

     Certain transactions of the Fund are subject to special tax rules of the Code that may, among other things, a) affect the character of gains and losses realized (with capital gains generally subject to tax at lower rates than ordinary income), b) disallow, suspend or otherwise limit the allowance of certain losses or deductions, and c) accelerate the recognition of income without a corresponding receipt of cash (with which to make the necessary distributions to satisfy distribution requirements applicable to RICs). Operation of these rules could, therefore, affect the character, amount and timing of distributions to shareholders. Special tax rules also will require the Fund to mark to market certain types of positions in its portfolio (i.e., treat them as sold on the last day of the taxable year), and may result in the recognition of income without a corresponding receipt of cash. The Fund intends to monitor its transactions, make appropriate tax elections and make appropriate entries in its books and records to lessen the effect of these tax rules and avoid any possible disqualification for the special treatment afforded RICs under the Code.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and the Treasury Regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

     Ordinary income and capital gain dividends may also be subject to state and local taxes.

     Certain states exempt from state income taxation dividends paid by RICs which are derived from interest on U.S. Government obligations. State law varies as to whether dividend income attributable to U.S. Government obligations is exempt from state income tax.

     Stockholders are urged to consult their own tax advisers regarding specific questions as to Federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Fund.


                     AUTOMATIC DIVIDEND REINVESTMENT PLAN

     Pursuant to the Fund's Automatic Dividend Reinvestment Plan (the "Plan"), unless a stockholder is ineligible or elects otherwise, all dividend and capital gains distributions are automatically reinvested by _______________________________, as agent for stockholders in administering the Plan (the "Plan Agent"), in additional shares of common stock of the Fund. Stockholders who are ineligible or who elect not to participate in the Plan will receive all dividends and distributions in cash paid by check mailed directly to the stockholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by _____________________, as dividend paying agent. Such stockholders may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to __________________________, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise, such termination will be effective with respect to any subsequently declared dividend or capital gains distribution.

     Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as "dividends") payable either in shares or in cash, non-participants in the Plan will receive cash, and participants in the Plan will receive the equivalent in shares of common stock. The shares are acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of common stock from the Fund ("newly issued shares") or (ii) by purchase of outstanding shares of common stock on the open market ("open-market purchases") on the New York Stock Exchange ("NYSE") or elsewhere. If, on the dividend payment date, the net asset value per share of the common stock is equal to or less than the market price per share of the common stock plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued shares of common stock to be credited to the participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases. Prior to the time the shares of common stock commence trading on the NYSE or another national securities exchange, participants in the Plan will receive any dividends in newly issued shares.

     In the event of a market discount on the dividend payment date, the Plan Agent has until the last business day before the next date on which the shares trade on an "ex-dividend" basis or in no event more than 30 days after the dividend payment date (the "last purchase date") to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date on the dividend through the date before the next "ex-dividend" date, which typically will be approximately ten days. If, before the Plan Agent has completed its open-market purchases, the market price of a share of common stock exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

     The Plan Agent maintains all stockholders' accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by stockholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each stockholder's proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

     In the case of stockholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record stockholders as representing the total amount registered in the record stockholder's name and held for the account of beneficial owners who are to participate in the Plan.

     There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends.

     The automatic reinvestment of dividends and distributions will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends. See "Taxes."

     Stockholders participating in the Plan may receive benefits not available to stockholders not participating in the Plan. If the market price plus commissions of the Fund's shares is higher than the net asset value, participants in the Plan will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants receive distributions of shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem its shares, the price on resale may be more or less than the net asset value.

     Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

     All correspondence concerning the Plan should be directed to the Plan Agent at ________________________________.

                         MUTUAL FUND INVESTMENT OPTION

     Purchasers of shares of common stock of the Fund through Merrill Lynch in this offering will have an investment option consisting of the right to reinvest the net proceeds from a sale of such shares (the "Original Shares") in Class A initial sales charge shares of certain FAM/MLIM advised open-end mutual funds ("Eligible Class A Shares") at their net asset value, without the imposition of the initial sales charge, if the conditions set forth below are satisfied. First, the sale of the Original Shares must be made through Merrill Lynch, and the net proceeds therefrom must be immediately reinvested in Eligible Class A Shares. Second, the Original Shares must either have been acquired in this offering or be shares representing reinvested dividends from shares of common stock acquired in this offering. Third, the Original Shares must have been continuously maintained in a Merrill Lynch securities account. Fourth, there must be a minimum purchase of $250 to be eligible for the investment option. Class A shares of certain of the mutual funds are subject to an account maintenance fee at an annual rate of up to 0.25% of the average daily net asset value of such mutual fund. The Eligible Class A Shares may be redeemed at any time at the next determined net asset value, subject in certain cases to a redemption fee. Prior to the time the shares commence trading on the NYSE, the distributor for the mutual funds will advise Merrill Lynch Financial Advisors as to those mutual funds that offer the investment option described above.


                                NET ASSET VALUE

     Net asset value per share is determined as of the close of business on the NYSE (generally, the NYSE closes at 4:00 p.m., Eastern time), on the last business day in each week. For purposes of determining the net asset value of a share of common stock, the value of the securities held by the Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) and the aggregate liquidation value of any outstanding shares of preferred stock is divided by the total number of shares of common stock outstanding at such time. Expenses, including the fees payable to the Investment Adviser, are accrued daily.

     The Fund determines and makes available for publication the net asset value of its shares of common stock weekly. Currently, the net asset values of shares of publicly traded closed-end investment companies investing in debt securities are published in Barron's, the Monday edition of The Wall Street Journal and the Monday and Saturday editions of The New York Times.

     Portfolio securities (other than short term obligations but including listed issues) may be valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day.

     The value of interest rate swaps, caps and floors is determined in accordance with a formula and then confirmed periodically by obtaining a bank quotation. Positions in options are valued at the last sale price on the market where any such option is principally traded. Positions in futures contracts are valued at closing prices for such contracts established by the exchange on which they are traded. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless this method no longer produces fair valuations. Repurchase agreements are valued at cost plus accrued interest. Rights or warrants to acquire stock, or stock acquired pursuant to the exercise of a right or warrant, may be valued taking into account various factors such as original cost to the Fund, earnings and net worth of the issuer, market prices for securities of similar issuers, assessment of the issuer's future prosperity, liquidation value or third party transactions involving the issuer's securities. Securities for which there exist no price quotations or valuations and all other assets are valued at fair value as determined in good faith by or on behalf of the Board of Directors of the Fund.

                         DESCRIPTION OF CAPITAL STOCK

     The Fund is authorized to issue 200,000,000 shares of capital stock, par value $.10 per share, all of which shares initially are classified as common stock. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of capital stock into one or more additional or other classes or series as may be established from time to time by setting or changing in any one or more respects the designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares of stock and pursuant to such classification or reclassification to increase or decrease the number of authorized shares of any existing class or series. The Fund may reclassify an amount of unissued common stock as preferred stock and at that time offer shares of preferred stock. See "Other Investment Policies -- Leverage." The Fund does not currently anticipate issuing any preferred stock.

Common Stock

     Shares of common stock, when issued and outstanding, will be fully paid and non-assessable. Stockholders are entitled to share pro rata in the net assets of the Fund available for distribution to stockholders upon liquidation of the Fund. Stockholders are entitled to one vote for each share held.

     In the event that the Fund issues preferred stock and so long as any shares of the Fund's preferred stock are outstanding, holders of common stock will not be entitled to receive any net income of or other distributions from the Fund unless all accumulated dividends on preferred stock have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to preferred stock would be at least 200% after giving effect to such distributions. See "Other Investment Policies--Leverage."

     The Fund will send unaudited reports at least semi-annually and audited annual financial statements to all of its stockholders.

     The Investment Adviser provided the initial capital for the Fund by purchasing ______ shares of common stock of the Fund for $_________. As of the date of this prospectus, the Investment Adviser owned 100% of the outstanding shares of common stock of the Fund. The Investment Adviser may be deemed to control the Fund until such time as it owns less than 25% of the outstanding shares of the Fund.

Certain Provisions of the Articles of Incorporation and By-Laws

     The Fund's Articles of Incorporation include provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Directors and could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. A Director may be removed from office with or without cause but only by vote of the holders of at least 66 2/3% of the shares entitled to be voted on the matter.

     In addition, the Articles of Incorporation require the favorable vote of the holders of at least 66 2/3% of the Fund's shares to approve, adopt or authorize the following:

     o a merger or consolidation or statutory share exchange of the Fund with any other corporation;

     o a sale of all or substantially all of the Fund's assets (other than in the regular course of the Fund's investment activities); or

     o    a liquidation or dissolution of the Fund,

unless such action has been approved, adopted or authorized by the affirmative vote of at least two-thirds of the total number of Directors fixed in accordance with the By-laws, in which case the affirmative vote of a majority of the Fund's shares of capital stock is required. Following any issuance of preferred stock by the Fund, it is anticipated that the approval, adoption or authorization of the foregoing also would require the favorable vote of a majority of the Fund's shares of preferred stock then entitled to be voted, voting as a separate class.

     In addition, conversion of the Fund to an open-end investment company would require an amendment to the Fund's Articles of Incorporation. The amendment would have to be declared advisable by the Board of Directors prior to its submission to stockholders. Such an amendment would require the favorable vote of the holders of at least 66 2/3% of the Fund's outstanding shares of capital stock (including any preferred stock) entitled to be voted on the matter, voting as a single class (or a majority of such shares if the amendment was previously approved, adopted or authorized by two-thirds of the total number of Directors fixed in accordance with the By-laws), and, assuming preferred stock is issued, the affirmative vote of a majority of outstanding shares of preferred stock of the Fund, voting as a separate class. Such a vote also would satisfy a separate requirement in the 1940 Act that the change be approved by the stockholders. Stockholders of an open-end investment company may require the company to redeem their shares of common stock at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. All redemptions will be made in cash. If the Fund is converted to an open-end investment company, it could be required to liquidate portfolio securities to meet requests for redemption, and the common stock would no longer be listed on a stock exchange.

     Conversion to an open-end investment company would also require changes in certain of the Fund's investment policies and restrictions, such as those relating to the borrowing of money and the purchase of illiquid securities.

     The Articles of Incorporation and By-laws provide that the Board of Directors has the power, to the exclusion of stockholders, to make, alter or repeal any of the By-laws (except for any By-law specified not to be amended or repealed by the Board), subject to the requirements of the 1940 Act. Neither this provision of the Articles of Incorporation, nor any of the foregoing provisions of the Articles requiring the affirmative vote of 66 2/3% of shares of capital stock of the Fund, can be amended or repealed except by the vote of such required number of shares.

     The Board of Directors has determined that the 66 2/3% voting requirements described above, which are greater than the minimum requirements under Maryland law or the 1940 Act, are in the best interests of stockholders generally. Reference should be made to the Articles of Incorporation on file with the Commission for the full text of these provisions.

     The Fund's By-laws generally require that advance notice be given to the Fund in the event a stockholder desires to nominate a person for election to the Board of Directors or to transact any other business at an annual meeting of stockholders. With respect to an annual meeting following the first annual meeting of stockholders, notice of any such nomination or business must be delivered to or received at the principal executive offices of the Fund not less than 60 calendar days nor more than 90 calendar days prior to the anniversary date of the prior year's annual meeting (subject to certain exceptions). In the case of the first annual meeting of stockholders, the notice must be given no later than the tenth calendar day following the day upon which public disclosure of the date of the meeting is first made. Any notice by a stockholder must be accompanied by certain information as provided in the By-laws.


                                   CUSTODIAN

     The Fund's securities and cash are held under a custodian agreement with
___________.

                                 UNDERWRITING

     The Fund intends to offer the shares through the underwriters. Merrill Lynch, Pierce, Fenner & Smith Incorporated acts as representative of the underwriters named below. Subject to the terms and conditions contained in a purchase agreement between the Fund and the Investment Adviser and the underwriters, the Fund has agreed to sell to the underwriters, and the underwriters severally have agreed to purchase from the Fund, the number of shares listed opposite their names below.

Underwriters                                          Number of Shares
------------                                          ----------------
Merrill Lynch, Pierce, Fenner & Smith
            Incorporated..............

                  ...............................

                  ...............................

                                                   --------------------------
        Total


     The underwriters have agreed to purchase all of the shares sold pursuant to the purchase agreement if any of these shares are purchased. If an underwriter defaults, the purchase agreement provides that the purchase commitments of the nondefaulting underwriters may be increased or the purchase agreement may be terminated.

     The Fund and the Investment Adviser have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended, or to contribute to payments the underwriters may be required to make in respect of those liabilities.

     The underwriters are offering the shares, subject to prior sale, when, as and if issued to and accepted by them, subject to approval of legal matters by their counsel, including the validity of the shares, and other conditions contained in the purchase agreement, such as the receipt by the underwriters of officer's certificates and legal opinions. The underwriters reserve the right to withdraw, cancel or modify offers to the public and to reject orders in whole or in part.

Commissions and Discounts

     The underwriters have advised the Fund that they propose initially to offer the shares to the public at the initial public offering price on the cover page of this prospectus and to dealers at that price less a concession not in excess of $_________ per share. The underwriters may allow, and the dealers may reallow, a discount not in excess of $_________ per share to other dealers. There is a sales charge or underwriting discount of $_________ per share, which is equal to ____% of the initial public offering price per share. After the initial public offering, the public offering price, concession and discount may be changed. Investors must pay for the shares of common stock purchased in the offering on or before ___________, 2003.

     The following table shows the public offering price, underwriting discount and proceeds before expenses to the Fund. The information assumes either no exercise or full exercise by the underwriters of their overallotment option.


                                        Per Share   Without Option  With Option
                                        ---------   --------------  -----------

Public offering price                     $15.00          $              $

Underwriting discount                     $               $              $

Proceeds, before expenses, to the Fund    $               $              $

     The expenses of the offering, excluding underwriting discount, are estimated at $___________ and are payable by the Fund.

Overallotment Option

     The Fund has granted the underwriters an option to purchase up to ____________ additional shares at the public offering price less the underwriting discount. The underwriters may exercise the option for 45 days from the date of this prospectus solely to cover any overallotments. If the underwriters exercise this option, each will be obligated, subject to conditions contained in the purchase agreement, to purchase a number of additional shares proportionate to that underwriter's initial amount reflected in the above table.

Price Stabilization, Short Positions and Penalty Bids

     Until the distribution of the shares is completed, Commission rules may limit the underwriters and selling group members from bidding for and purchasing the Fund's shares. However, the representative may engage in transactions that stabilize the price of the shares, such as bids or purchases to peg, fix or maintain that price.

     If the underwriters create a short position in the shares in connection with the offering, i.e., if they sell more shares than are listed on the cover of this prospectus, the representative may reduce that short position by purchasing shares in the open market. The representative also may elect to reduce any short position by exercising all or part of the overallotment option described above. Purchases of the shares to stabilize its price or to reduce a short position may cause the price of the shares to be higher than it might be in the absence of such purchases.

     The representative also may impose a penalty bid on underwriters and selling group members. This means that if the representative purchases shares in the open market to reduce the underwriters' short position or to stabilize the price of such shares, it may reclaim the amount of the selling concession from the underwriters and selling group members who sold those shares. The imposition of a penalty bid also may affect the price of the shares in that it discourages resales of those shares.

     Neither the Fund nor any of the underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the shares. In addition, neither the Fund nor any of the underwriters makes any representation that the representative will engage in such transactions or that such transactions, once commenced, will not be discontinued without notice.

Stock Exchange Listing

     Prior to this offering, there has been no public market for the shares. The Fund plans to apply to list its shares on the NYSE or another national securities exchange under the symbol "____". However, during an initial period that is not expected to exceed two weeks from the date of this prospectus, the Fund's shares will not be listed on any securities exchange. Additionally, before it begins trading, the underwriters do not intend to make a market in the Fund's shares, although a limited market may develop. Thus, it is anticipated that investors may not be able to buy and sell shares of the Fund during such period. In order to meet the requirements for listing, the underwriters have undertaken to sell lots of 100 or more shares to a minimum of 2,000 beneficial owners.

Other Relationships

     The Investment Adviser (and not the Fund) also has agreed to pay a fee to Merrill Lynch quarterly at the annual rate of 0.10% of the Fund's average weekly net assets, plus the proceeds of any outstanding borrowings used for leverage, during the continuance of the Investment Advisory Agreement. The maximum amount of this fee will not exceed 4.5% of the aggregate initial offering price of the common stock offered hereby; provided, that in determining when the maximum amount has been paid the value of each of the quarterly payments shall be discounted at the annual rate of 10% back to the closing date of this offering. Merrill Lynch has agreed to provide certain after-market services to the Investment Adviser designed to maintain the visibility of the Fund on an ongoing basis and to provide relevant information, studies or reports regarding the Fund and the closed-end investment company industry.

     The Fund anticipates that Merrill Lynch may from time to time act as a broker in connection with the execution of its portfolio transactions. See "Portfolio Transactions." Merrill Lynch is an affiliate of the Investment Adviser.

     The address of Merrill Lynch, Pierce, Fenner & Smith Incorporated is 4 World Financial Center, New York, New York 10080.


            TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR

     The transfer agent, dividend disbursing agent and registrar for the Fund's shares is _____________________________.


                         ACCOUNTING SERVICES PROVIDER

     State Street Bank and Trust Company, 500 College Road East, Princeton, New Jersey 08540, provides certain accounting services for the Fund.


                                LEGAL OPINIONS

     Certain legal matters in connection with the shares of common stock offered hereby are passed on for the Fund by Sidley Austin Brown & Wood LLP, New York, New York. Certain legal matters will be passed on for the underwriters by __________________________.


                       INDEPENDENT AUDITORS AND EXPERTS

     The statement of assets and liabilities of the Fund as of ____________, 2003 included in this prospectus has been audited by _______________________, independent auditors, as stated in their report appearing herein, and is included in reliance upon the report of such firm given as experts in accounting and auditing.


                            ADDITIONAL INFORMATION

     The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith is required to file reports and other information with the Commission. Any such reports and other information, including the Fund's Code of Ethics, can be inspected and copied at the public reference facilities of the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the following regional offices of the Commission: Pacific Regional Office, at 5670 Wilshire Boulevard, 11th Floor, Los Angeles, California 90036; and Midwest Regional Office, at Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511. Copies of such materials can be obtained from the public reference section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a Web site at http://www.sec.gov containing reports and information statements and other information regarding registrants, including the Fund, that file electronically with the Commission. Reports, proxy statements and other information concerning the Fund can also be inspected at the offices of __________ Stock Exchange, _________.

     Additional information regarding the Fund is contained in the Registration Statement on Form N-2, including amendments, exhibits and schedules thereto, relating to such shares filed by the Fund with the

Commission in Washington, D.C. This prospectus does not contain all of the information set forth in the Registration Statement, including any amendments, exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Registration Statement. Statements contained in this prospectus as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Commission upon the payment of certain fees prescribed by the Commission.

                         INDEPENDENT AUDITORS' REPORT

The Board of Directors and Stockholder,
Corporate High Yield Fund VI, Inc.:

     We have audited the accompanying statement of assets and liabilities of Corporate High Yield Fund VI, Inc. (the "Fund"), as of ____________, 2003. This financial statement is the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.

     We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, such statement of assets and liabilities presents fairly, in all material respects, the financial position of Corporate High Yield Fund VI, Inc., as of ______________, 2003, in conformity with accounting principles generally accepted in the United States of America.

------------------
New York, New York
___________, 2003

                      Corporate High Yield Fund VI, Inc.

                      Statement of Assets and Liabilities

                            _________________, 2003


ASSETS:

Cash                                                          $

Prepaid registration fees and Offering Costs (Note 1)

Total assets


LIABILITIES:

Liabilities and accrued expenses (Note 1)


NET ASSETS:                                                   $


NET ASSETS CONSIST OF:

Common Stock, par value $.10 per share; 200,000,000
shares authorized;             shares issued and
outstanding (Note 1)                                          $

Paid-in Capital in excess of par                              $

Net Assets-Equivalent to $         net asset value
per share based on         shares of capital stock
outstanding (Note 1)                                          $

                 Notes to Statement of Assets and Liabilities

Note 1. Organization

     The Fund was incorporated under the laws of the State of Maryland on March 13, 2003, as a closed-end, diversified management investment company and has had no operations other than the sale to Fund Asset Management, L.P.
(the "Investment Adviser") of an aggregate of         shares for $
on ______________, 2003. The General Partner of the Investment Adviser is an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. Certain officers and/or directors of the Fund are officers of the Investment Adviser.

     The Investment Adviser, on behalf of the Fund, will incur organization
costs estimated at $          . Direct costs relating to the public offering of
the Fund's shares will be charged to Capital at the time of issuance of shares.

Note 2. Investment Advisory Arrangements

     The Fund has engaged the Investment Adviser to provide investment advisory and management services to the Fund. The Investment Adviser will receive a monthly fee for advisory and management services at an annual rate equal to 0.___% of the Fund's average weekly net assets, plus the proceeds of any outstanding borrowings used for leverage.

Note 3. Federal Income Taxes

     The Fund intends to qualify as a "regulated investment company" and as such (and by complying with the applicable provisions of the Internal Revenue Code of 1986, as amended) will not be subject to Federal income tax on taxable income (including realized capital gains) that is distributed to stockholders.

                                  APPENDIX A

                             RATINGS OF SECURITIES

 Description of Moody's Investors Service, Inc.'s ("Moody's") Long Term Ratings


Aaa Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade Bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa securities.

A Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds and preferred stock which are rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payment or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's bond ratings, where specified, are applicable to preferred stock, financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated. Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located.

     Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's Sovereign Rating for Bank Deposits. Such branch obligations are rated at the lower of the bank's rating or Moody's Sovereign Rating for the Bank Deposits for the country in which the branch is located. When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

     Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the Securities Act of 1933, as amended, or issued in conformity with any other applicable law or regulation. Moody's makes no representation that any specific bank or insurance company obligation is a legally enforceable or a valid senior obligation of a rated issuer.

     Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Description of Standard & Poor's ("Standard & Poor's") Long Term Issue Credit Ratings

     A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

     Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     Issue credit ratings can be either long term or short term. Short term ratings are generally assigned to those obligations considered short term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days -- including commercial paper. Short term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long term obligations. The result is a dual rating, in which the short term rating addresses the put feature, in addition to the usual long term rating. Medium term notes are assigned long term ratings.

     Issue credit ratings are based in varying degrees, on the following considerations:

          1. Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

          2. Nature of and provisions of the obligation; and

          3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB               Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are
B                regarded as having significant speculative characteristics.
CCC              'BB' indicates the least degree of speculation and 'C' the
CC               highest. While such  B obligations will likely have some
C                quality and protective characteristics, these may be
                 outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. Such rating also will be used upon the completion of a tender or exchange offer, whereby some or all of an issue is either repurchased for an amount of cash or replaced by other securities having a total value that is clearly less than par; or in the case of preferred stock or deferrable payment securities, upon non-payment of the dividend or deferral of the interest payments.

         Plus (+) or minus (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Local Currency and Foreign Currency Risks

         Currency risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An insurer's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Description of Fitch, Inc.'s ("Fitch") Long Term Credit Ratings

Investment Grade


AAA Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade


BB Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC,             High default risk. Default is a real possibility. Capacity
CC,              for meeting financial commitments is  solely reliant upon
C                sustained, favorable business or economic developments. A
                 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

DDD,             The ratings of obligations in this category are based on
DD, and          their prospects for achieving partial or full recovery in a
D Default        reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. 'DD' indicates potential recoveries in the range of 50%-90%, and 'D' the lowest recovery potential, i.e., below
                 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process.
                 Entities rated 'DD' and 'D' are generally undergoing a formal reorganization or liquidation process; those rated 'DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect for repaying all obligations.

Notes to Long term ratings:

     Plus "(+)" or Minus "(-)" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-term rating category, to categories below 'CCC', or to Short-term ratings other than 'F1'.

     'NR' indicates that Fitch does not rate the issuer or issue in question.

     'Withdrawn': A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

     Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

     A Rating Outlook indicates the direction a rating is likely to move over a one to two year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are 'stable' could be downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

                          ____________________ Shares

                      Corporate High Yield Fund VI, Inc.

                                 Common Stock

                                  PROSPECTUS

                              Merrill Lynch & Co.

                                April ___, 2003

                                                                         -0403

                           PART C. OTHER INFORMATION

ITEM 24.          Financial Statements And Exhibits.

         (1)      Financial Statements

                  Independent Auditors' Report

                  Statement of Assets and Liabilities as of ____________, 2003.

Exhibits

Exhibits                              Description

(a)            --      Articles of Incorporation of the Registrant.

(b)            --      By-Laws of the Registrant.

(c)            --      Not applicable.

(d)(1)         --      Portions of the Articles of Incorporation and By-Laws
                       of the Registrant defining the rights of holders of shares of common stock of the Registrant.(a)

(d)(2)         --      Form of specimen certificate for shares of common stock
                       of the Registrant.*

(e)            --      Form of Dividend Reinvestment Plan.*

(f)            --      Not applicable.

(g)(1)         --      Form of Investment Advisory Agreement between the
                       Registrant and Fund Asset Management, L.P. ("FAM") or the Investment Adviser.*

(g)(2)         --      Form of Sub-Advisory Agreement between FAM and Merrill
                       Lynch Asset Management U.K. Limited ("MLAM U.K.").*

(h)(1)         --      Form of Purchase Agreement between the Registrant
                       and Merrill Lynch, Pierce, Fenner & Smith Incorporated
                       ("Merrill Lynch") and other underwriters.

(h)(2)         --      Form of Merrill Lynch Standard Dealer Agreement.

(h)(3)         --      Form of Master Agreement Among Underwriters.

(i)            --      Not applicable.

(j)            --      Form of Custodian Contract between the Registrant
                       and State Street Bank and Trust Company.(b)

(k)(l)         --      Form of Registrar, Transfer Agency, Dividend Disbursing
                       Agency and Shareholder Servicing Agency Agreement between the Registrant and _____________________.*

(k)(2)         --      Form of Administrative Services Agreement between the
                       Registrant and ______________________.*

(k)(3)         --      Form of Additional Compensation Agreement between
                       FAM and Merrill Lynch.*

(l)            --      Opinion and Consent of Sidley Austin Brown & Wood LLP.*

(m)            --      Not applicable.

(n)            --      Consent of ______________, independent auditors for
                       the Registrant.*

(o)            --      Not applicable.

(p)            --      Certificate of FAM.*

(q)            --      Not applicable.

(r)            --      Code of Ethics.*

(a)      Reference is made to Article IV (sections 2, 3, 4, 5, 6 and 7),
         Article V (sections 3, 6 and 7), Article VI, Article VIII, Article IX, Article X, and Article XII of the Registrant's Articles of Incorporation, filed as Exhibit (a) to this Registration Statement; and to Article II, Article III (sections 1, 3, 5 and 17), Article VI (section 2), Article VII, Article XII, Article XIII and Article XIV of the Registrant's By-laws, filed as Exhibit (b) to this Registration Statement.

*        To be provided by Amendment

ITEM 25.        Marketing Arrangements.

         See Exhibits (h)(1) and (2).

ITEM 26.        Other Expenses of Issuance and Distribution.

         The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

Registration fees                                               $*
_________ Stock Exchange listings fee                             *
Printing (other than stock certificates)                          *
Engraving and printing stock certificates                         *
Legal fees and expenses                                           *
Accounting fees and expenses                                      *
NASD fees                                                         *
Miscellaneous                                                     *
Total                                                            $*

ITEM 27.        Persons Controlled by or Under Common Control with Registrant.

     The information in the prospectus under the captions "Investment Advisory and Management Arrangements" and "Description of Capital Stock--Common Stock" and in Note 1 to the Statement of Assets and Liabilities is incorporated herein by reference.

ITEM 28.        Number of Holders of Securities.

     There will be one record holder of the Common Stock, par value $0.10 per share, as of the effective date of this Registration Statement.

ITEM 29.        Indemnification.

     Reference is made to Section 2-418 of the General Corporation Law of the State of Maryland, Article V of the Registrant's Articles of Incorporation,
Article VI of the Registrant's By-laws, Article IV of the Investment Advisory Agreement and Section 6 of the Purchase Agreement, which provide for indemnification.

     Article VI of the By-laws provides that each officer and director of the Registrant shall be indemnified by the Registrant to the full extent permitted under the Maryland General Laws of the State of Maryland, except that such indemnity shall not protect any such person against any liability to the Registrant or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Absent a court determination that an officer or director seeking indemnification was not liable on the merits or guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, the decision by the Registrant to indemnify such person must be based upon the reasonable determination of independent counsel or non-party independent directors, after review of the facts, that such officer or director is not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     The Registrant may purchase insurance on behalf of an officer or director protecting such person to the full extent permitted under the General Laws of the State of Maryland from liability arising from his activities as officer or director of the Registrant. The Registrant, however, may not purchase insurance on behalf of any officer or director of the Registrant that protects or purports to protect such person from liability to the Registrant or to its stockholders to which such officer or director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

     Insofar as the conditional advancing of indemnification moneys for actions based upon the Investment Company Act of 1940, as amended (the "1940 Act"), may be concerned, such payments will be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds the amount to which it is ultimately determined that he is entitled to receive from the Registrant by reason of indemnification; and (iii) (a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Registrant without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Registrant's disinterested, non-party Directors, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.

     In Section 6 of the Purchase Agreement relating to the securities being offered hereby, the Registrant agrees to indemnify Merrill Lynch and each person, if any, who controls Merrill Lynch within the meaning of the Securities Act of 1933 (the "1933 Act") against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus and Statement of Additional Information.

     In Section IV of the Investment Advisory Agreement, the Registrant agrees to indemnify the Investment Adviser for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Registrant, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

     Insofar as indemnification for liabilities arising under the 1933 Act may be provided to directors, officers and controlling persons of the Registrant and Merrill Lynch, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with any successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 30.        Business And Other Connections Of The Investment Adviser.

     FAM (the "Investment Adviser"), acts as the investment adviser for a number of affiliated open-end and closed-end registered investment companies.

     Merrill Lynch Investment Managers, L.P. ("MLIM"), acts as the investment adviser for a number of affiliated open-end and closed-end registered investment companies, and also acts as sub-adviser to certain other portfolios.

     The address of each of these registered investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Merrill Lynch Funds for Institutions Series is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2665.

     The address of the Investment Adviser, MLIM, Princeton Services, Inc. ("Princeton Services") and Princeton Administrators, L.P. ("Princeton Administrators") is also P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of FAM Distributors, Inc., ("FAMD") is P.O. Box 9081, Princeton, New Jersey 08543-9081. The Address of MLAM UK is 33 King William Street, London EC4R 9AS, England. The address of Merrill Lynch and Merrill Lynch & Co., Inc. ("ML & Co.") is World Financial Center, North Tower, 250 Vesey Street, New York, New York 10080. The address of the Fund's transfer agent, Financial Data Services, Inc. ("FDS"), is 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

     Set forth below is a list of each executive officer and partner of the Investment Adviser indicating each business, profession, vocation or employment of a substantial nature in which each such person or entity has been engaged for the past two years for his, her or its own account or in the capacity of director, officer, employee, partner or trustee. Mr. Burke is Vice President and Treasurer of all or substantially all of the investment companies advised by FAM or its affiliates, and Mr. Doll is an officer of one or more of such companies.


                           Position(s) with                     Other Substantial Business,
        Name              Investment Adviser                 Profession, Vocation Or Employment
        ----              ------------------                 ----------------------------------

ML & Co.                 Limited Partner                 Financial Services Holding Company; Limited Partner
                                                         of MLIM

Princeton Services       General Partner                 General Partner of MLIM

Robert C. Doll, Jr.      President                       President of MLIM; President of Princeton Services;
                                                         Chief Investment Officer of OppenheimerFunds, Inc.
                                                         in 1999 and Executive Vice President thereof from
                                                         1991 to 1999

Donald C. Burke          First Vice President,           First Vice President, Treasurer and Director of
                         Treasurer and Director of       Taxation of MLIM; Treasurer of Princeton Services;
                         Taxation                        Senior Vice President and Treasurer of Princeton
                                                         Services from 1997 to 2002; Vice President of
                                                         FAMD; Senior Vice President of MLIM from 1999 to
                                                         2000; First Vice President of MLIM from
                                                         1997 to 1999

Lawrence D. Haber        First Vice President            First Vice President of MLIM; Senior Vice President
                                                         and Treasurer of Princeton Services

Brian A. Murdock         Senior Vice President and       Senior Vice President of MLIM and Chief Operating
                         Chief Operating Officer         Officer of MLIM Americas; Chief


                                     C-4



                           Position(s) with                     Other Substantial Business,
        Name              Investment Adviser                 Profession, Vocation Or Employment
        ----              ------------------                 ----------------------------------

                                                         Investment Officer of EMEA Pacific Region and Global
                                                         CIO for Fixed Income and Alternative Investments;
                                                         Head of MLIM's Pacific Region and President of MLIM
                                                         Japan, Australia and Asia

Philip L. Kirstein       General Counsel                 General Counsel of MLIM; Senior Vice President of
                                                         Princeton Services; Vice President of FAMD

     Set forth below is a list of each executive officer and director of MLAM
U.K. indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged since January 1, 2001, for his or her own account or in the capacity of director, officer, partner or trustee. In addition, Mr. Burke is an officer of one or more of the registered investment companies advised by FAM or its affiliates:


                            Position(s) with                      Other Substantial Business,
       Name                      MLAM U.K.                     Profession, Vocation Or Employment
       ----                      ---------                     ----------------------------------

Nicholas C.D. Hall       Director                        Director of Mercury Asset Management Ltd. and the
                                                         Institutional Liquidity Fund PLC; First Vice
                                                         President and General Counsel for Merrill Lynch
                                                         Mercury Asset Management

James T. Stratford       Director                        Director of Mercury Asset Management Group Ltd.;
                                                         Head of Compliance, Merrill Lynch Mercury Asset
                                                         Management

Donald C. Burke          Treasurer                       First Vice President and Treasurer of MLIM and
                                                         FAM; Director of Taxation of MLIM; Senior Vice
                                                         President and Treasurer of Princeton Services;
                                                         Vice President of FAMD

Carol Ann Langham        Company Secretary               None

Debra Anne Searle        Assistant Company               None
                         Secretary


ITEM 31.          Location of Account and Records.

     All accounts, books and other documents required to be maintained by
Section 31(a) of the 1940 Act, and the Rules promulgated thereunder are maintained at the offices of the Registrant (800 Scudders Mill Road, Plainsboro, New Jersey 08536), its investment adviser (800 Scudders Mill Road, Plainsboro, New Jersey 08536), and its custodian and transfer agent.

ITEM 32.          Management Services.

     Not applicable.

ITEM 33.          Undertakings.

     (a) The Registrant undertakes to suspend the offering of the shares of common stock covered hereby until it amends its prospectus contained herein if
(1) subsequent to the effective date of this Registration Statement, its net asset value per share of common stock declines more than 10% from its net asset value per share of common stock as of the effective date of this Registration Statement, or (2) its net asset value per share of common stock increases to an amount greater than its net proceeds as stated in the prospectus contained herein.

     (b) The Registrant undertakes that:

               (1) For purposes of determining any liability under the 1933 Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the registrant pursuant to Rule 497(h) under the 1933 Act shall be deemed to be part of this Registration Statement as of the time it was declared effective.

               (2) For the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Plainsboro, and State of New Jersey, on the 14th day of March, 2003.

                                    CORPORATE HIGH YIELD FUND VI, INC.
                                    (Registrant)


                                    By: /s/  BRADLEY J. LUCIDO
                                       ---------------------------------------
                                             (Bradley J. Lucido, President)

     Each person whose signature appears below hereby authorizes Bradley J. Lucido, Brian D. Stewart or David Clayton, or any of them, as attorney-in-fact, to sign on his behalf, individually and in each capacity stated below, any amendments to this Registration Statement (including any Post-Effective Amendments) and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following person in the capacities and on the dates indicated.


        Signatures                          Title                                   Date
---------------------------  -----------------------------------------------  ------------------

/s/ BRADLEY J. LUCIDO
(Bradley J. Lucido)          President (Principal Executive Officer) and       March 14, 2003
                             Director
/s/ BRIAN D. STEWART
(Brian D. Stewart)           Treasurer  (Principal Financial and Accounting    March 14, 2003
                             Officer) and Director
/s/ DAVID CLAYTON
(David Clayton)              Director                                          March 14, 2003

                                 Exhibit Index

   Exhibit                               Description

(a)          --      Articles of Incorporation of the Registrant.

(b)          --      By-Laws of the Registrant.

(h)(1)       --      Form of Purchase Agreement between the Registrant and
                     Merrill Lynch, Pierce, Fenner & Smith Incorporated
                     ("Merrill Lynch") and other underwriters.

(h)(2)       --      Form of Merrill Lynch Standard Dealer Agreement.

(h)(3)       --      Form of Master Agreement Among Underwriters.